UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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DANAHER CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DANAHER CORPORATION

2099 Pennsylvania Avenue, N.W.

Washington, D.C. 20006

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 6, 2003

To the Shareholders:

Notice is hereby given that the 2003 Annual Meeting of Shareholders of Danaher Corporation, a Delaware corporation (the “Company”), will be held at the Mayflower Hotel, 1127 Connecticut Avenue, N.W., Washington, D.C. 20037, on May 6, 2003 at 3:00 p.m., local time, for the following purposes:

1.	To elect three Directors to hold office for a term of three years and until their successors are elected and qualified.

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent accountant for the year ending December 31, 2003.

3.	To approve the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program.

4.	To approve the material terms of the performance goals for incentive compensation to the Company’s executive officers.

5.	To approve an award of performance shares to the Company’s President and Chief Executive Officer.

6.	To act upon a shareholder proposal.

7.	To consider and act upon such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on March 17, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card as promptly as possible in the enclosed stamped envelope, the postage on which will be valid if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

PATRICK W. ALLENDER

Secretary

March 31, 2003

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE DANAHER CORPORATION ANNUAL MEETING.

PROXY STATEMENT

DANAHER CORPORATION

2099 Pennsylvania Avenue, N.W.

Washington, D.C. 20006

2003 ANNUAL MEETING OF SHAREHOLDERS

MAY 6, 2003

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Danaher Corporation, a Delaware corporation (the “Company”), of proxies for use at the 2003 Annual Meeting of Shareholders (“Annual Meeting”) to be held at the Mayflower Hotel, 1127 Connecticut Avenue, N.W., Washington, D.C. 20037 on May 6, 2003 at 3:00 p.m., local time, and at any and all adjournments thereof. The Company’s principal address is 2099 Pennsylvania Avenue, N.W., Washington, D.C. 20006. The date of mailing of this Proxy Statement is on or about April 4, 2003. The purpose of the meeting is to elect three directors of the Company; to ratify the selection of Ernst & Young LLP as the Company’s independent accountant for the year ending December 31, 2003; to approve the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program; to approve the material terms of the performance goals for incentive compensation to the Company’s executive officers; to approve an award of performance shares to the Company’s President and Chief Executive Officer; to act upon a shareholder proposal; and to consider and act upon such other business as may properly come before the meeting.

OUTSTANDING STOCK AND VOTING RIGHTS

In accordance with the By-laws of the Company, the Board of Directors has fixed the close of business on March 17, 2003 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Only shareholders of record on that date will be entitled to vote. Proxies will be voted as specified on the proxy card. In the absence of specific instructions, proxies will be voted (1) FOR each of the nominees named herein as directors, or their respective substitutes as may be appointed by the Board of Directors, (2) FOR ratification of the selection of Ernst & Young LLP as the Company’s independent accountant for the year ending December 31, 2003, (3) FOR approval of the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, (4) FOR approval of the material terms of the performance goals for incentive compensation to the Company’s executive officers, (5) FOR approval of an award of performance shares to the Company’s President and Chief Executive Officer, (6) AGAINST the shareholder proposal, and (7) in the discretion of the proxy holders on any other matter which properly comes before the meeting. The Board of Directors has selected Steven M. Rales and Mitchell P. Rales to act as proxies with full power of substitution.

Solicitation of proxies may be made personally or by mail, telephone, internet or facsimile by officers and other management employees of the Company, who will receive no additional compensation for their services. The total expense of the solicitation will be borne by the Company and may include reimbursement paid to brokerage firms and others for their expenses in forwarding material regarding the Annual Meeting to beneficial owners.

The only outstanding securities of the Company entitled to vote at the Annual Meeting are shares of Common Stock, $.01 par value (“Company Common Stock”). As of the close of business on March 17, 2003, the record date for determining the shareholders of the Company entitled to vote at the Annual Meeting, 152,720,522 shares of Company Common Stock were issued and outstanding. Each outstanding share of Company Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the issued and outstanding shares of Company Common Stock entitled to vote at the Annual Meeting as of the record date.

For Proposal 1, the three nominees who receive the most votes will be elected. In the election of directors, each shareholder is entitled to cast one vote for each director to be elected; cumulative voting is not permitted. For each of Proposals 2 and 6, the affirmative vote of the holders of a majority of the shares of Company Common Stock represented and entitled to vote at the Annual Meeting is required for approval. For Proposals 3, 4 and 5, the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting is required for approval.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Abstentions and “broker non-votes” are counted as present in determining whether the quorum requirement is satisfied. For purpose of Proposals 1, 3, 4 and 5, abstentions and broker non-votes are not considered to be votes cast and do not affect the required vote. For purposes of each of Proposals 2 and 6, broker non-votes are neither counted for purposes of determining the number of affirmative votes required for approval of the particular proposal, nor voted for or against the particular proposal. As a result, as long as a quorum is present, broker non-votes have no effect on the outcome of a vote. For purposes of each of Proposals 2 and 6, abstentions are counted for purposes of determining the minimum number of affirmative votes required for approval of a particular proposal and, accordingly, have the effect of a vote against the particular proposal.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke your proxy or vote at the meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Attendance at the meeting will not, by itself, revoke a proxy.

If you and other residents at your mailing address own shares of Company Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice of sending only one copy of proxy materials in known as “householding.” This practice is designed to reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Your broker will send one copy of the Company’s annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or telephoning 1-800-542-1061. The revocation of your consent to householding will be effective 30 days after its receipt. If you did not receive an individual copy of this proxy statement or the Company’s annual report, the Company will send a copy to you if you address your written request to Danaher Corporation, Attn: Investor Relations, 2099 Pennsylvania Avenue, N.W., Washington, D.C. 20006, or call the Company at 202-828-0850.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY

DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of March 17, 2003 (except as noted), the number of shares and percentage of Company Common Stock beneficially owned by (1) each person who owns of record or is known to the Company to beneficially own more than five percent of the Company Common Stock, (2) each of the Company’s directors and nominees for director and each of the executive officers named in the Summary Compensation Table, and (3) all present executive officers and directors of the Company as a group. As of March 17, 2003,

152,720,522 shares of Company Common Stock were outstanding. Except as otherwise indicated, each person or entity included in the table below has sole voting and investment power with respect to the shares beneficially owned by that person or entity. Under applicable SEC rules, the definition of beneficial ownership for purposes of this table includes shares over which a person or entity has sole or shared voting or investment power, whether or not the person or entity has any economic interest in the shares, and also includes shares for which the person has the right to acquire beneficial ownership within 60 days of March 17, 2003.

Name	Number of Shares Beneficially Owned (1)		Percent of Class (1)
Mortimer M. Caplin	184,874	(2)	*
H. Lawrence Culp, Jr.	289,375	(3)	*
Donald J. Ehrlich	66,000	(4)	*
Walter G. Lohr, Jr.	194,000	(5)	*
Mitchell P. Rales	33,282,050	(6)	21.8%
Steven M. Rales	34,148,833	(6)	22.4%
Alan G. Spoon	10,000	(7)	*
A. Emmet Stephenson, Jr.	194,120	(8)	*
Patrick W. Allender	675,668	(9)	*
Philip W. Knisely	5,721	(10)	*
Steven E. Simms	404,222	(11)	*
William J. Butler	47,859	(12)	*
AXA Financial, Inc.	12,016,227	(13)	7.9%
All executive officers and directors as a group (18 persons)	38,582,486	(14)	25.0%

(1)	Pursuant to the definition of beneficial ownership, balances credited to an officer’s account under the Danaher Corporation & Subsidiaries Executive Deferred Incentive Program (the “EDIP”), which could under the terms of the EDIP be converted into shares of Company Common Stock within 60 days of March 17, 2003, are reflected in the table. For purposes of the table, the number of shares of Company Common Stock attributable to a person’s EDIP account is equal to (1) the person’s outstanding EDIP balance as of March 17, 2003 (to the extent such balance is vested or will become vested within 60 days of March 17, 2003), divided by (2) the closing price of Company Common Stock as of March 17, 2003. This table also includes shares that may be acquired upon exercise of options that are exercisable within 60 days of March 17, 2003.
(2)	Includes options to acquire 18,000 shares and 23,000 shares held by Mr. Caplin’s spouse, as to which Mr. Caplin disclaims beneficial ownership. Also includes 7,074 shares held by a charitable foundation of which Mr. Caplin is director and president, as to which Mr. Caplin disclaims beneficial ownership.
(3)	Includes options to acquire 268,000 shares, 913 shares attributable to Mr. Culp’s 401(k) account and 20,462 shares attributable to Mr. Culp’s EDIP account.
(4)	Includes options to acquire 22,000 shares.
(5)	Includes options to acquire 22,000 shares. Also includes 20,000 shares held by a charitable foundation of which Mr. Lohr is president, and 40,000 shares held by Mr. Lohr as trustee of a trust for his children, as to which Mr. Lohr disclaims beneficial ownership.
(6)

The aggregate holdings for Steven and Mitchell Rales include (i) all of the 31,314,888 shares owned by Equity Group Holdings LLC, Equity Group Holdings II LLC, and Equity Group Holdings III LLC, of which Steven Rales and Mitchell Rales are the only members, and (ii) 2,833,945 and 1,967,162 shares of Company Common Stock owned directly or through 401(k) accounts by Steven Rales and Mitchell Rales, respectively. Steven and Mitchell Rales each disclaim beneficial ownership of those shares that are owned directly or through 401(k) accounts by the other. Combined, Steven and Mitchell Rales beneficially own 36,115,995 shares, or 23.6% of Company Common Stock outstanding. Shares of Company Common Stock held by Equity Group Holdings LLC, Equity Group Holdings II LLC, and Equity Group Holdings III LLC are pledged to secure lines of credit with certain banks. These entities are in compliance with these lines of credit. The business address of each of Steven and Mitchell Rales, and of Equity Group Holdings LLC, Equity Group Holdings II LLC, and Equity Group Holdings III LLC, is 2099 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

(7)	Includes options to acquire 8,000 shares and 2,000 shares held jointly by Mr. Spoon and his spouse.
(8)	Includes 172,120 shares and options to acquire 22,000 shares held in the name of Stephenson Ventures, a limited partnership of which Mr. Stephenson is the sole general partner.
(9)	Includes options to acquire 433,200 shares, 58,568 shares attributable to Mr. Allender’s EDIP account, 27,600 shares held by family members and 12,100 shares held by a family limited partnership. Mr. Allender disclaims beneficial ownership of the shares held by family members and by the family limited partnership.
(10)	Includes 1,513 shares attributable to Mr. Knisely’s EDIP account and 2,500 shares held jointly by Mr. Knisely and his spouse. Also includes approximately 1,708 shares held in trusts for the benefit of Mr. Knisely’s daughters, for which Mr. Knisely’s spouse serves as trustee, and as to which Mr. Knisely disclaims beneficial ownership.
(11)	Includes options to acquire 376,000 shares, 2,541 shares attributable to Mr. Simms’ 401(k) account, 23,481 shares attributable to Mr. Simms’ EDIP account and 1,200 shares held in an IRA for the benefit of Mr. Simms.
(12)	Includes options to acquire 21,400 shares, 7,471 shares attributable to Mr. Butler’s 401(k) account, 16,316 shares attributable to Mr. Butler’s EDIP account and 950 shares held in an IRA for the benefit of Mr. Butler and his spouse. Also includes 1,722 shares held by Mr. Butler as custodian for his child under the Uniform Gifts to Minors Act, as to which Mr. Butler disclaims beneficial ownership.
(13)	The amount shown and following information is derived from Amendment No. 1 to Schedule 13G dated February 12, 2003 filed jointly on behalf of AXA Financial, Inc. and five French mutual insurance companies (AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle and AXA) as a group, which sets forth their beneficial ownership as of December 31, 2002. According to the Schedule 13G, each of the French mutual insurance companies and AXA has sole voting power over 5,409,077 shares, shared voting power over 1,971,989 shares, sole dispositive power over 12,011,948 shares and shared dispositive power over 4,279 shares. AXA Financial, Inc. has sole voting power over 5,220,107 shares, shared voting power over 1,971,989 shares, sole dispositive power over 11,824,878 shares and shared dispositive power over 2,379 shares. The shares are beneficially owned directly by AXA entities or subsidiaries of AXA Financial, Inc. as follows: AXA Investment Managers Paris (16,300 shares), AXA Investment Managers UK Ltd. (170,700 shares), AXA Konzern AG (70 shares), AXA Rosenberg Investment Management LLC (1,900 shares), Alliance Capital Management L.P. (11,449,197 shares) and The Equitable Life Assurance Society of the United States (378,060 shares). The address of AXA is 25, avenue Matignon, 75008 Paris, France. In the Schedule 13G, each of the French mutual insurance companies, collectively, and AXA expressly declares that the filing shall not be construed as an admission that it is, for purposes of Section 13(d) of the Exchange Act, the beneficial owner of any securities covered by the Schedule 13G, and states that each of the AXA Financial, Inc. subsidiaries operates under independent management and makes independent decisions. The addresses of the French mutual companies are as follows: AXA Conseil Vie Assurance Mutuelle, AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, 370, rue Saint Honore, 75001 Paris, France; AXA Courtage Assurance Mutuelle, 26, rue Louis le Grand, 75002 Paris, France; and AXA, 25, avenue Matignon, 75008 Paris, France. The address of AXA Financial, Inc. is 1290 Avenue of the Americas, New York, New York 10104.
(14)	Includes options to acquire 1,377,600 shares and 178,092 shares attributable to executive officers’ EDIP accounts. See Notes (2)-(12).
*	Represents less than 1% of the outstanding Company Common Stock.

PROPOSAL 1.

ELECTION OF DIRECTORS OF THE COMPANY

The Company’s Certificate of Incorporation provides that the Board of Directors shall be divided into three classes with the number of directors in each class to be as equal as possible. The Board has fixed the number of directors of the Company at eight. At the 2003 Annual Meeting of Shareholders, shareholders will elect three directors to serve until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Board of Directors has nominated Messrs. Mortimer M. Caplin, Donald J. Ehrlich and Walter G. Lohr, Jr. to serve as directors in the class whose term expires in 2006. Messrs. H. Lawrence Culp, Jr., Mitchell P. Rales and A. Emmet Stephenson, Jr. will continue to serve as directors in the class whose term expires in 2005. Messrs. Steven M. Rales and Alan G. Spoon will continue to serve as directors in the class whose term expires in 2004.

The names of the nominees and the directors continuing in office, their principal occupations, the years in which they became directors and the years in which their terms expire are set forth below. In the event a nominee shall decline or be unable to serve, the proxies will be voted in the discretion of the proxy holders. The Company knows of no reason why this will occur.

NOMINEES FOR ELECTION AT THIS YEAR’S ANNUAL MEETING

TO SERVE IN THE CLASS WHOSE TERM EXPIRES IN 2006

Name	Age	Principal Occupation	Director Since	Term Expires

Mortimer M. Caplin (a,c)	86	Senior Member of Caplin & Drysdale, a law firm in Washington, D.C., for over five years; Director of Fairchild Corporation and Presidential Realty Corporation.	1990	2006

Donald J. Ehrlich (a,c)	65	Chief Executive Officer of Schwab Corp., a manufacturer of fire-protective safes, files, cabinets and vault doors, since January 2003; consultant to Wabash National Corp., a manufacturer of standard and customized truck trailers, since July 2001; President and Chief Executive Officer of Wabash National from April 1985 to July 2001, and Chairman of the Board of Wabash National from 1995 to September 2001; Director of Lafayette Community Bancorp.	1985	2006

Walter G. Lohr, Jr. (c,e)	59	Partner of Hogan & Hartson, a law firm in Baltimore, Maryland for over five years.	1983	2006

Recommendation Of The Board Of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

CURRENT DIRECTORS WHOSE TERM WILL CONTINUE AFTER THIS MEETING

Name	Age	Principal Occupation	Director Since	Term Expires

Steven M. Rales (b,d,e)	51	Chairman of the Board of the Company since 1984; during the past five years, he has been a principal in a number of private business entities with interests in manufacturing companies and publicly traded securities.	1983	2004

Alan G. Spoon (a)	51	Managing General Partner of Polaris Venture Partners, a company which invests in private technology firms, since May 2000; Chief Operating Officer of The Washington Post Company from May 1991 through March 2000 and President of The Washington Post Company from September 1993 through March 2000; Director of Human Genome Sciences, Inc. and USA Interactive, Inc.	1999	2004

H. Lawrence Culp, Jr. (d,e)	40	President and Chief Executive Officer of the Company since May 2001; during the past five years, he has served in general management positions within the Company, including as Chief Operating Officer from July 2000 to May 2001	2001	2005

Mitchell P. Rales (b,d,e)	46	Chairman of the Executive Committee of the Company since 1990; during the past five years, he has been a principal in a number of private business entities with interests in manufacturing companies and publicly traded securities.	1983	2005

A. Emmet Stephenson, Jr. (a)	57	Director and Chairman of the Board of StarTek, Inc., a provider of process management services, for more than five years; President of Stephenson and Co., a private investment firm, for more than five years.	1986	2005

(a)	Member of the Compensation and Organization Committee of the Board of Directors.
(b)	Mitchell P. Rales and Steven M. Rales are brothers.
(c)	Member of the Audit Committee of the Board of Directors.
(d)	Member of the Executive Committee of the Board of Directors.
(e)	Member of the Finance Committee of the Board of Directors.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Board of Directors had a total of seven meetings during 2002. All directors attended at least 75% of the meetings of the Board of Directors and of the Committees of the Board of Directors on which they served during 2002.

The Executive Committee acts on behalf of the Board of Directors of the Company between meetings of the Board of Directors. The Executive Committee met once in 2002.

The Audit Committee reviews the financial statements of the Company to confirm that they reflect fairly the financial condition of the Company and to appraise the soundness, adequacy and application of accounting and operating controls. The Audit Committee recommends the independent accountant to the Board of Directors, reviews the scope of the audit function of the independent accountant and reviews audit reports rendered by the independent accountant. The members of the Audit Committee are independent as defined in the New York Stock Exchange’s listing standards. The Audit Committee met 12 times during 2002.

The Compensation and Organization Committee reviews the Company’s compensation philosophy and programs, and exercises authority with respect to the payment of direct salaries and incentive compensation to Company officers. The Compensation and Organization Committee is also responsible for the oversight of the stock option plans of the Company. The Compensation and Organization Committee met twice in 2002.

The Finance Committee was formed in December 1999 to oversee the financial affairs and policies of the Company including matters relating to the Company’s capital structure and the policies and practices relating to the Company’s retirement and pension plans. The Finance Committee met twice in 2002.

The Company does not have a standing nominating committee of the Board of Directors.

EXECUTIVE OFFICERS OF THE COMPANY

Executive Officers of the Company are:

Name	Age	Position	Officer Since
Steven M. Rales	51	Chairman of the Board	1984
Mitchell P. Rales	46	Chairman of the Executive Committee	1984
H. Lawrence Culp, Jr.	40	Chief Executive Officer, President and Director	1995
Patrick W. Allender	56	Executive Vice President, Chief Financial Officer and Secretary	1987
Philip W. Knisely	48	Executive Vice President	2000
Steven E. Simms	47	Executive Vice President	1996
James H. Ditkoff	56	Senior Vice President—Finance and Tax	1991
William J. Butler	47	Group Executive and Vice President—Danaher Business System	1999
Daniel L. Comas	39	Vice President—Corporate Development	1996
Dennis A. Longo	46	Vice President—Human Resources	1997
Robert S. Lutz	45	Vice President—Chief Accounting Officer	2002
Christopher C. McMahon	40	Vice President—Controller	1999
Daniel A. Pryor	35	Vice President—Strategic Development	2000

Steven M. Rales has served as Chairman of the Board since January 1984. In addition, during the past five years, he has been a principal in a number of private business entities with interests in manufacturing companies and publicly traded securities.

Mitchell P. Rales has served as a director of the Company since January 1984. In addition, during the past five years, he has been a principal in a number of private business entities with interests in manufacturing companies and publicly traded securities.

H. Lawrence Culp, Jr. was appointed President and Chief Executive Officer in 2001. He has served in general management positions within the Company for more than the past five years, including serving as Chief Operating Officer from July 2000 to May 2001.

Patrick W. Allender has served as Chief Financial Officer of the Company since March 1987 and was appointed Executive Vice President in 1999.

Philip W. Knisely was appointed Executive Vice President in June 2000. He had previously served Colfax Corporation, a diversified industrial manufacturing company, as Chief Executive Officer since 1995. Colfax Corporation is majority-owned by Steven and Mitchell Rales.

Steven E. Simms was appointed Executive Vice President in 2000. He joined the Company in 1996 as Vice President and Group Executive.

James H. Ditkoff served as Vice President-Finance and Tax from January 1991 to December 2002 and has served as Senior Vice President-Finance and Tax since December 2002.

William J. Butler was appointed Group Executive and Vice President-Danaher Business System in October 2002, after serving as Vice President and Group Executive since November 1999. He has served in general management positions within the Company for more than the past five years.

Daniel L. Comas has served as Vice President-Corporate Development since 1996.

Dennis A. Longo has served as Vice President-Human Resources since 1997.

Robert S. Lutz joined the Company as Vice President-Audit and Reporting in July 2002 and was appointed Vice President-Chief Accounting Officer in March 2003. Prior to joining the Company, he served in various positions at Arthur Andersen LLP from 1979 until 2002, most recently as partner from 1991 to July 2002.

Christopher C. McMahon was appointed Vice President-Controller in 1999. He has served in financial management positions within the Company for more than the past five years.

Daniel A. Pryor was appointed Vice President-Strategic Development in 2000. He has served in general management positions within the Company for more than the past five years.

COMPENSATION OF DIRECTORS

AND EXECUTIVE OFFICERS

The following table sets forth certain information concerning the compensation for the last three completed fiscal years of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (other than the Chief Executive Officer) serving as executive officers as of December 31, 2002 and whose 2002 compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

						LONG TERM COMPENSATION		(h) All Other Compensation ($)
ANNUAL COMPENSATION							AWARDS
(a) Name and Principal Position	(b) Year	(c) Salary ($)	(d) Bonus ($)	(e) Other Annual Compensation ($)		(f) Restricted Stock Awards ($)	(g) Securities Underlying Options (#)
H. Lawrence Culp, Jr. President and CEO (1)	2002 2001 2000	750,000 577,500 465,600	1,853,702 631,792 831,876	458,880 622,103 110,678	(2) (2) (2)	— — —	— — 1,000,000	12,468 181,943 24,743	(3) (3) (3)

Patrick W. Allender Executive Vice President, CFO and Secretary	2002 2001 2000	390,000 375,375 370,000	541,702 286,792 526,876	— — —		— — —	— — 300,000	15,237 118,702 11,644	(4) (4) (4)

Steven E. Simms Executive Vice President	2002 2001 2000	426,205 383,785 376,000	451,702 271,792 401,876	— — —		— — —	— — 500,000	12,730 114,115 10,476	(5) (5) (5)

Philip W. Knisely Executive Vice President (6)	2002 2001 2000	428,336 347,019 159,230	501,702 176,792 350,000	— — —		— — —	— — 500,000	11,197 109,902 —	(7) (7)

William J. Butler Group Executive and Vice President-Danaher Business System	2002 2001 2000	306,923 267,067 164,129	132,500 1,792 46,876	— — —		— — —	— 50,000 9,000	96,382 73,620 163,800	(8) (8) (8)

(1)	Mr. Culp became President and Chief Executive Officer in May 2001. Mr. Culp served as the Company’s Chief Operating Officer from July 2000 until May 2001 and as Executive Vice President prior to July 2000.
(2)	For 2002, includes $166,667 relating to portion of $500,000 loan forgiven during 2002, and $173,674 as a gross-up reimbursement for taxes payable in connection with the loan forgiveness described above, imputed interest on such loan and relocation cost reimbursements. For 2001, includes $166,667 relating to portion of $500,000 loan forgiven during 2001, $132,858 for relocation costs and $256,992 as a gross-up reimbursement for taxes payable in connection with the loan forgiveness and relocation cost reimbursement described above and imputed interest on such loan. For 2000, includes $30,137 relating to portion of $500,000 loan forgiven during 2000, $23,566 car allowance and $49,065 as a gross-up reimbursement for taxes payable in connection with the loan forgiveness described above, imputed interest on such loan and relocation cost reimbursements.
(3)

For 2002, includes (a) $341 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $6,000 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan and (d) $1,027 in contributions to the EDIP Danaher stock fund. For 2001, includes (a) $142 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan and (d) $171,600 in contributions to the EDIP Danaher stock fund. For 2000, includes (a) $143 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan and (d) $14,400 in salary deferrals to the EDIP Danaher stock fund.

(4)	For 2002, includes (a) $3,098 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $6,000 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $1,039 in contributions to the EDIP Danaher stock fund. For 2001, includes (a) $2,200 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $106,302 in contributions to the EDIP Danaher stock fund. For 2000, includes (a) $1,444 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, and (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan.
(5)	For 2002, includes (a) $881 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $6,000 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $749 in contributions to the EDIP Danaher stock fund. For 2001, includes (a) $484 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $103,430 in contributions to the EDIP Danaher stock fund. For 2000, includes (a) $276 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, and (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan.
(6)	Mr. Knisely joined the Company as Executive Vice President in June 2000.
(7)	For 2002, includes (a) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (b) $6,000 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan and (c) $97 in contributions to the EDIP Danaher stock fund. For 2001, includes (a) $1,408 in Company contributions to the officer’s account in the Company 401(k) plan, (b) $5,064 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan and (c) $103,430 in contributions to the EDIP Danaher stock fund.
(8)	For 2002, includes (a) $201 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $6,000 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $85,081 in contributions and bonus deferrals to the EDIP Danaher stock fund. For 2001, includes (a) $44 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $63,376 in contributions to the EDIP Danaher stock fund. For 2000, includes (a) $46 in above-market earnings on amounts in the officer’s EDIP fixed rate account, (b) $5,100 in Company contributions to the officer’s account in the Company 401(k) plan, (c) $5,100 in Company contributions to the Danaher Corporation & Subsidiaries Pension Plan, and (d) $153,554 in salary and bonus deferrals to the EDIP Danaher stock fund.

Grants in Last Fiscal Year

There were no stock options granted during 2002 to any of the officers listed in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

The following table sets forth certain information concerning the number of unexercised options and the value of unexercised in-the-money options at the end of 2002 for the executive officers whose compensation is reported in the Summary Compensation Table. The value of unexercised in-the-money options at December 31, 2002 is considered to be the closing price of the Company Common Stock on the New York Stock Exchange on December 31, 2002 ($65.70 per share) less the per share exercise price, multiplied by the number of shares issuable upon exercise of the option.

Name	Shares Acquired on Exercise #	Value Realized $(1)	Number of Securities Underlying Unexercised Options at December 31, 2002(#) Exercisable/ Unexercisable		Value of Unexercised In-the-Money Options at December 31, 2002($) Exercisable/ Unexercisable
H. Lawrence Culp, Jr.	48,000	3,152,410	268,000	1,008,000	11,476,225	19,207,100
Patrick W. Allender (2)	60,000	3,857,700	433,200	308,800	19,965,090	5,867,810
Philip W. Knisely	—	—	0	500,000	0	8,818,750
Steven E. Simms	—	—	376,000	408,000	13,649,325	7,762,100
William J. Butler	22,000	1,126,670	21,400	59,600	481,016	1,065,665

(1)	Value realized is calculated as the fair market value of the Company Common Stock as reflected by the closing price of the Company Common Stock on the New York Stock Exchange on the date of exercise, less the per share exercise price, multiplied by the number of shares issued upon exercise of the option.
(2)	Mr. Allender’s unexercised options include options to acquire 250,000 shares held by family limited partnerships.

PENSION PLAN DISCLOSURE

The Danaher Corporation & Subsidiaries Pension Plan is a funded pension plan qualified under Section 401(a) of the Internal Revenue Code of 1986. Substantially all domestic employees are eligible to participate in the plan. Under the plan, the Company credits the account of a participant each month with an amount equal to 3% of the participant’s monthly pay. Participants generally vest in 100% of these contributions after five years of continuous service with the Company. While the participant is an active employee, the participant directs the investment of the amounts credited to his or her account from among the investment funds offered under the plan. A participant may receive his or her vested account balance in cash upon termination of employment. Given that the formula for determining the amount of benefits payable to a participant under the plan depends on the amount of the participant’s salary until retirement, and upon the performance of the investment funds selected by the participant, it is not possible to accurately estimate the benefits payable at normal retirement age for the named executive officers. As of December 31, 2002, the named executive officers had the following balances in their respective accounts under the plan:

Name	Account Balance
H. Lawrence Culp, Jr	$23,894.12
Patrick W. Allender	33,969.19
Steven E. Simms	45,753.19
Philip W. Knisely	10,035.69
William J. Butler	37,712.22

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
	(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	9,399,869		$45.09		5,864,000
Equity compensation plans not approved by security holders(2)	601,324	(3)	—	(4)	(5)
Total	10,001,193	(3)	$45.09	(4)	5,864,000	(5)

(1)	Danaher Corporation 1998 Stock Option Plan and Danaher Corporation 1987 Stock Option Plan. No additional options are issuable under the 1987 Stock Option Plan.
(2)	Danaher Corporation Executive Deferred Incentive Program, referred to as the “EDIP”.
(3)	The number of securities attributed to the EDIP in column (a) above is equal to (1) the EDIP balance as of December 31, 2002, divided by (2) the closing price of the Company Common Stock as of December 31, 2002. Distributions from the EDIP may be taken, at the election of the participant, in either cash, Company Common Stock or a combination of cash and Company Common Stock.
(4)	If a participant elects to receive their EDIP distribution in shares of Company Common Stock, the participant’s EDIP units are converted into shares and distributed to the participant at no additional cost. As such, there is no exercise price for EDIP units.
(5)	There is no specific limitation under the EDIP on the number of shares of Company Common Stock that may be issued upon conversion of units that have been issued, and may be issued in the future, under the EDIP. Under the terms of the amended and restated EDIP described in Proposal 3 below, which shareholders will vote on at the Annual Meeting, the number of shares of Company Common Stock issuable would be limited to 1,000,000 shares.

Executive Deferred Incentive Program

As described under “Proposal 3: Approval of the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program,” the Compensation and Organization Committee of the Board of Directors has adopted the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program (the “New EDIP”) and has recommended to the Board of Directors that it submit, and the Board of Directors is submitting, this revised plan to shareholders for approval at the Annual Meeting. The summary below describes the terms of the EDIP as currently in effect. If the Company’s shareholders approve the New EDIP, the terms of the New EDIP will supersede the terms described below.

The EDIP is a non-qualified, unfunded incentive program. Participation in the EDIP is available to selected executive management associates of the Company and its subsidiaries. Contributions to the program take the form of both voluntary deferrals of salary and/or bonus and Company contributions. Company contributions to the EDIP occur in three-year cycles. The Company credits an amount to the participant’s account in the Danaher stock fund (as described below) at the beginning of the three-year cycle, and at the end of the cycle converts one-half of the then-fair market value of such amount to be credited to the fixed rate fund (as described below).

Voluntary contributions vest immediately, while Company contributions generally vest 100% upon reaching age 55 after five years of Company service. Participants who were employees of the Company or its subsidiaries as of January 1, 1995 and were participants in the EDIP when it was begun in 1995 immediately vest in 67% of each Company contribution, with the remainder of the contribution vesting 100% upon reaching age 55 after five years of Company service. Subject to certain conditions, participants can also defer under the EDIP gains from the exercise of stock options.

Two investment alternatives are available under the EDIP: (1) the fixed rate fund, and (2) the Danaher stock fund. Amounts credited to the fixed rate fund appreciate at a rate of return fixed by the Company, which was established at 7% for the three-year cycle that began January 1, 2001. Amounts credited to the Danaher stock fund are deemed to be invested in a number of unfunded, notional units equal to the number of units which would have been credited if such amounts had been invested in the Danaher stock fund included in Danaher’s 401(k) plan (the “401(k) Stock Fund”). The 401(k) Stock Fund is comprised of a unitized pool of Company Common Stock and cash. The notional units in the EDIP Danaher stock fund appreciate at the same rate of appreciation as the units in the 401(k) Stock Fund.

Distributions from the EDIP occur only upon termination of the participant’s employment with the Company. With respect to voluntary contributions to the EDIP, participants make a one-time election between the available investment alternatives.

Distributions from the EDIP may be taken, at the election of the participant, in either cash, Company Common Stock or a combination of cash and Company Common Stock, and cash distributions may be taken in a lump sum or in equal amounts over a two, five or ten year period.

COMPENSATION OF DIRECTORS

Directors who are not officers of the Company receive meeting attendance fees of $1,000 per board meeting ($500 for telephonic board meetings), together with quarterly fees of $6,250. A grant of an option to acquire 2,000 shares of Company Common Stock at $60.92 per share (fair market value at date of grant) was made to each director in July 2002.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

In July 2000, the Company appointed H. Lawrence Culp, Jr. Chief Operating Officer, and in October 2000, the Company and Mr. Culp executed an employment agreement. The employment agreement was amended in November 2001. The major provisions of the agreement include: (i) the term of employment continues until July 18, 2003, unless sooner terminated or extended; (ii) target bonus of 100% of base salary; (iii) an interest-free loan in the amount of $500,000 that is forgiven ratably through October 13, 2003; (iv) reimbursement for taxes incurred as a result of the terms of the $500,000 loan; (v) term life insurance in a face amount equal to six times his base salary through age fifty-five, which may decrease thereafter; (vi) reimbursement for certain benefits such as club memberships, tax and financial planning advice, physicals and an automobile allowance; (vii) participation in employee and executive benefit plans and programs; (viii) disability compensation; (ix) a non-competition provision that extends for three years after Mr. Culp’s termination of employment; and (x) continuation of salary and bonus payments for 24 months upon a termination of Mr. Culp’s employment by the Company without cause, Mr. Culp’s resignation for good reason or in the event of a change in control of the Company. The agreement also provides that the term of the agreement is automatically extended for additional one (1) year periods on the second anniversary date of the agreement and each subsequent anniversary date, unless either party provides written notice to the other party not less than ninety (90) days prior to the applicable anniversary date that the party is terminating the agreement, in which case such termination would be effective as of the end of the then-current term. The current term under the agreement extends until July 18, 2004. Mr. Culp’s base salary is currently $900,000. Mr. Culp was appointed President and Chief Executive Officer in May 2001.

Pursuant to the Sarbanes-Oxley Act of 2002, the Company is prohibited from extending or arranging for any new loan to an executive officer or director, or from materially amending or renewing any loan to an executive officer or director that was maintained as of the date the Sarbanes-Oxley Act was enacted. The loan provided to Mr. Culp pursuant to his employment agreement predated enactment of the Sarbanes-Oxley Act. The largest amount outstanding under this loan at any time during 2002 was $306,000. $97,000 of this loan remained outstanding as of March 17, 2003. As noted above, the loan is interest-free and is being forgiven ratably through October 13, 2003. In accordance with the Sarbanes-Oxley Act, the Company will not materially modify or renew Mr. Culp’s loan and will not provide or arrange for any new loans to any of its executive officers or directors.

In May 2000, the Company entered into an employment arrangement with Mr. Knisely under which he is employed as an Executive Vice President of the Company, received an initial grant of 500,000 options, and is entitled to participate in the Company’s employee and executive benefit plans and programs. In March 1996, the Company entered into an employment arrangement with Mr. Simms under which he received initial grants of 200,000 options and 30,000 shares of Company Common Stock (adjusted in each case to reflect the Company’s 2-for-1 stock split in 1998) and is entitled to participate in the Company’s employee and executive benefit plans and programs. The arrangement also provides that if Mr. Simms is involuntarily terminated for other than malfeasance, he is entitled to one year of base salary and medical and car benefits.

COMPENSATION AND ORGANIZATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

The members of the Compensation and Organization Committee are A. Emmet Stephenson, Jr., Mortimer M. Caplin, Alan G. Spoon and Donald J. Ehrlich. None of the Company’s executive officers serves as a member of the board of directors or executive compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors. As noted in “Certain Relationships and Related Transactions,” during 2002 the Company received legal services in the amount of $1,243 from the firm of Caplin & Drysdale, of which Mr. Caplin, a Director, is a member, and the Company shared the expenses of a joint technology project with the firm of Polaris Venture Partners, of which Mr. Spoon, a Director, is Managing General Partner. The Company’s share of the project expenses in 2002 was $149,205. This joint technology project was terminated in 2002.

Messrs. Steven M. Rales, Mitchell P. Rales and H. Lawrence Culp, Jr. receive a salary set by the Compensation and Organization Committee of the Board of Directors and also serve as directors. However, they do not participate in deliberations regarding their own compensation.

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Total executive officer compensation is comprised of three principal components: annual salary, annual incentive compensation, and grants of options to purchase Company Common Stock. The Committee endeavors to establish total compensation packages for each executive officer equal to the value of that executive’s services determined by both what other companies have or might pay the executive for his services and his relationship to other executive positions within the Company, as negotiated at the date of hire. This base is then adjusted annually based on the Committee’s assessment of individual performance.

A fundamental element of the Company’s compensation policy is that a substantial portion of each executive’s compensation be directly related to the success of the Company. This is accomplished in two ways. First, the annual incentive compensation program requires that the Company, or the Company’s businesses for which the executive is directly responsible, achieve certain minimum targets in earnings level and working capital management (working capital turnover). If performance for the year is below minimum targeted levels, there would be no payment. If the minimum targets are met or exceeded, each executive receives a formula-based payout taking into account the Company’s performance and his or her personal contribution thereto.

Second, executives and other key employees who, in the opinion of the Committee, contribute to the growth, development and financial success of the Company are eligible to be awarded options to purchase

Company Common Stock. These grants are made at the fair market value on the date of grant normally with vesting over a five year period. In addition to the factors discussed above, the amount of options granted is impacted both by the level of the employee within the Company’s management and the amount of options previously granted to the employee. Thus, the compensation value of this element is directly related to the performance of the Company as measured by its returns to shareholders over at least a five year period.

The Committee evaluated each executive’s annual incentive compensation awards for 2002. The Committee assessed their performance in light of the targets referenced above and awarded to executives (other than the operating level Group Executives) total incentive compensation payments of $4,607,000 for 2002. For the years 1998-2002, the Committee established a maximum bonus payment of up to $2,500,000 per executive. The Company’s shareholders approved the performance goals for these periods, which are applicable to all of the Company’s executive officers (other than the operating level Group Executives) at the 1998 Annual Meeting.

At a meeting held on December 3, 2002, the Committee approved a new program for awarding incentive compensation to executive officers, including Group Executives, for the years 2003-2007, subject to approval by the Company’s shareholders at the 2003 Annual Meeting. This program, differences between the 1998-2002 program and the 2003-2007 program and the reasons for the changes are described under “Proposal 4: Approval of Material Terms of Performance Goals for Incentive Compensation to the Company’s Executive Officers.”

The Committee on March 4, 2003 also adopted certain revisions to the Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, subject to approval by the Company’s shareholders at the 2003 Annual Meeting. These revisions are described under “Proposal 3: Approval of the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program.”

At another meeting held on March 26, 2003, the Committee approved an award of performance shares to the Company’s President and Chief Executive Officer, subject to approval by the Company’s shareholders at the 2003 Annual Meeting. The terms and conditions of the award of performance shares are described under “Proposal 5: Approval of Award of Performance Shares to the Company’s President and Chief Executive Officer.”

The Committee has considered the impact of provisions of the federal income tax laws that in certain circumstances disallow compensation deductions in excess of $1 million for any year with respect to the executive officers named in proxy statements of publicly traded companies. The Securities and Exchange Commission requires compensation committees of public companies to state their compensation policies relative to this $1 million deduction limit.

In addition, the Committee has designed the program for awarding 2003-2007 incentive compensation to executive officers (including Group Executives) and the award of performance shares to the President and Chief Executive Officer so that such bonuses will comply with an exception to the $1 million deduction limit for performance-based compensation. Accordingly, the full amount of any such bonus payments for 2003-2007, and the payment of any Company Common Stock to the President and Chief Executive Officer pursuant to the award of performance shares, should be deductible. One of the requirements of this exception is that shareholders approve certain material terms under which the bonus is to be paid. In this regard, the Company’s shareholders approved the material terms used for calculating the 1998-2002 bonus awards for the Company’s executive officers, other than Group Executives, at the 1998 Annual Meeting.

The report is not deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission (the “SEC”) or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of the 1934, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Compensation and Organization Committee of the Board of Directors

A. Emmet Stephenson, Jr.

Mortimer M. Caplin

Donald J. Ehrlich

Alan G. Spoon

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee comprises three independent directors and operates under a written charter. The Committee recommends to the Board of Directors the selection of the Company’s independent accountant.

In fulfilling its responsibilities, the Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2002 with the Company’s management and Ernst & Young. The Committee has also reviewed and discussed with the Company’s management and Ernst & Young such other matters as it has deemed appropriate, including provisions of the Sarbanes-Oxley Act of 2002 and rules adopted or proposed to be adopted by the Securities and Exchange Commission and the New York Stock Exchange.

The Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Ernst & Young its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2002 be included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

The report is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of the 1934, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Audit Committee of the Board of Directors

Walter G. Lohr, Jr.

Mortimer M. Caplin

Donald J. Ehrlich

STOCK PERFORMANCE CHART

As part of proxy statement disclosure requirements mandated by the Securities and Exchange Commission, the Company is required to provide a five-year comparison of the cumulative total shareholder return on the Company Common Stock with that of a broad equity market index and either a published industry index or a Company constructed peer group index. This graph is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Securities Exchange Act of 1934, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The following chart compares the yearly percentage change in the cumulative total shareholder return in the Company Common Stock during the five years ended December 31, 2002 with the cumulative total return on the S&P 500 Index (the equity index) and the S&P Industrial Machinery Index (the peer index). The comparison assumes $100 was invested on December 31, 1997 in the Company Common Stock and in both of the above indices with reinvestment of dividends. The Company is using the S&P 500 Industrial Machinery Index as the peer index in the stock performance chart, rather than the S&P 500 Manufacturing Index which was used in the proxy statement for the 2002 annual meeting, because the S&P 500 Manufacturing Index is no longer available.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2002 the Company received legal services in the amount of $1,243 from the law firm of Caplin & Drysdale, of which Mr. Caplin, a Director, is a member, and in the amount of $90,455 from the law firm of Hogan & Hartson, of which Mr. Lohr, a Director, is a partner. The amount of such fees paid by the Company in 2002 was in each case less than five-percent of the firm’s, and of the Company’s, gross revenues.

During 2002 the Company shared the expenses of a joint technology project with the firm of Polaris Venture Partners, of which Mr. Spoon, a Director, is Managing General Partner. The Company’s share of the project expenses in 2002 was $149,205. This joint technology project was terminated in 2002.

In connection with the employment agreement entered into with Mr. Culp in July 2000, the Company extended a $500,000 loan to Mr. Culp. For further information, please see the “Employment Contracts and Termination of Employment” section of this proxy statement.

In 2000 the Company purchased the motion control businesses of Warner Electric Company. These businesses were purchased from an entity that was controlled by Steven M. Rales and Mitchell P. Rales, the Company’s Chairman of the Board and Chairman of the Executive Committee, respectively. The transaction was unanimously recommended by an independent committee of the Company’s Board of Directors, who received an opinion from an independent financial advisor as to the fairness of the transaction. Total consideration was approximately $147 million. In 2002 the Company submitted an indemnity claim to Warner Electric Company pursuant to the terms of the contract with respect to an environmental remediation matter involving approximately $1 million, in order to take advantage of indemnity rights that Warner Electric may have against a third party with respect to such matter. Such indemnification claim has not yet been resolved.

Colfax Corporation (“Colfax”), of which Steven M. and Mitchell P. Rales are controlling shareholders, acts as the primary distributor/reseller of the Company’s “wrap spring clutch” product line in Europe. This product line was one of the assets acquired by the Company in connection with its acquisition of the motion control businesses of Warner Electric Group, Inc. in 2000, and the distribution/resale arrangement predates the Company’s acquisition of this product line. During 2002, the Company sold approximately $3.0 million of products to Colfax in connection with this distribution arrangement, at the same discount to list price offered by the Company to other distributors with respect to such product line. In January 2002, the Company entered into a new, three-year agreement with Colfax with respect to the distribution and resale of this product line which essentially extended the existing arrangement between the parties. The Company believes that this is an advantageous distribution arrangement for the Company. The Company also leases from Colfax an office in Richmond, Virginia for one of the Company’s officers and reimburses Colfax for the salary of such officer’s administrative assistant. The Company paid Colfax a sum of $72,000 in 2002 under this arrangement.

Each of the Company, on the one hand, and Equity Group Holdings LLC and its affiliates, on the other hand (“EGH”), leases a plane for business purposes. Each party pays the variable costs of operating its own plane, such as expenses for fuel, landing fees and specific maintenance requirements. In order to achieve efficiencies of scale and reduce costs, the Company and EGH share on a proportionate basis certain fixed expenses related to the operation and maintenance of their respective planes, including expenses related to the compensation of the flight crews that staff the planes, training costs for these flight crews, rental fees for hangar and office space and costs of shared supplies. The Company believes that this cost-sharing arrangement results in lower costs to the Company than if the Company operated its flight department on a stand-alone basis. With respect to the year ended December 31, 2002, EGH reimbursed the Company for its share of such fixed expenses in the amount of approximately $521,000, which represented one half of the aggregate shared expenses for the period. In addition, each of the Company and EGH occasionally uses the other’s plane in the event that the party’s own plane is not available for use, for example as a result of maintenance requirements or for training purposes. Under this arrangement, over the course of any given calendar year, each party uses the other’s plane for approximately the same amount of flight hours.

In 2002, Equity Group Holdings LLC and its affiliates paid the Company the sum of approximately $116,000 in full reimbursement for the payment by the Company of all or a portion of the salaries of, and the cost of benefits to, three employees of Equity Group Holdings LLC and its affiliates, and the Company in 2002 also provided office space to these individuals.

PROPOSAL 2.

RATIFICATION OF INDEPENDENT ACCOUNTANT

The Board of Directors has selected Ernst & Young LLP, an international accounting firm of independent certified public accountants, to act as independent accountant for the Company and its consolidated subsidiaries for the year ending December 31, 2003. The Company is asking the shareholders to ratify the selection of Ernst & Young LLP as our independent accountant for the year ending December 31, 2003.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

For information concerning fees paid to Ernst & Young LLP in 2002, see “Fees Paid to Independent Accountant” below.

Recommendation Of The Board Of Directors

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT ACCOUNTANT FOR THE COMPANY FOR 2003.

PROPOSAL 3.

APPROVAL OF

THE AMENDED AND RESTATED DANAHER CORPORATION & SUBSIDIARIES

EXECUTIVE DEFERRED INCENTIVE PROGRAM

The Compensation and Organization Committee of the Board of Directors has approved the Amended and Restated Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, referred to as the “New EDIP”, and has recommended to the Board of Directors that the New EDIP be, and the Board of Directors has directed that the New EDIP be, submitted to the shareholders for approval. The purpose of the New EDIP is to attract and retain competent executive management associates of the Company and its designated subsidiaries by providing them with flexible compensation arrangements. If approved by shareholders, the New EDIP will become effective on August 1, 2003. The Company may issue shares of Company Common Stock to meet any distribution requirement under the New EDIP, up to 1,000,000 shares, as provided in the New EDIP. If shareholder approval is not obtained, the EDIP as currently in effect will remain in effect and the Company will consider alternatives, if any, for achieving some or all of the terms proposed to be included in the New EDIP. Material terms of the EDIP as currently in effect are set forth in connection with the Equity Compensation Plan Table disclosure above.

Summary of the New EDIP

The New EDIP is a non-qualified, unfunded incentive program. The full text of the New EDIP is set forth in Annex A to this Proxy Statement. The following summary of the material features of the New EDIP is qualified in its entirety by reference to the text of the New EDIP.

Administration

The New EDIP will be administered by the Company’s Corporate Director, Benefits (the “Administrator”). The Company may remove the Administrator and appoint another individual or committee as Administrator. The Administrator has the power and authority in its sole and absolute discretion to, among other things (1) construe and interpret the New EDIP and make equitable adjustments for any mistakes or errors made in the administration of the New EDIP, including correcting any incorrect allocations to any account, and (2) determine all questions arising in the administration of the New EDIP. The Administrator is also authorized to enforce and administer the New EDIP.

Subject to any required shareholder approval, the Company through its Board of Directors may amend or terminate the New EDIP at any time in accordance with the New EDIP’s terms. No amendment or termination of the New EDIP, however, may adversely affect the right to payment of a benefit to which a participant is entitled as of the date of such amendment or termination, reduce in the balance in a participant’s account or reduce of the percentage of such balance that is vested as of such date, unless such amendment or termination of the New EDIP is reasonably required to comply with applicable law or to preserve the tax treatment of benefits under the New EDIP or is consented to by the affected participant.

Generally, the employees eligible to participate in the New EDIP (numbering approximately 135 persons as of the date of this proxy statement) are executive management associates of the Company and its subsidiaries whom the Administrator selects for participation and who voluntarily elect to participate.

Voluntary Deferrals

Each eligible employee will be provided an opportunity to make an irrevocable deferral election with respect to all or a portion of his or her salary and bonus in a given plan year. Any compensation deferred is withheld from the participant’s salary or bonus, as applicable, and credited to the participant’s deferral account in the EDIP (“deferral account”).

The Administrator will maintain a deferral account in the name of each participant to record the amounts of salary and bonus deferred. Participants may choose among alternative earnings rates for all or part of their deferral accounts, which alternatives are equal to the earnings rates offered by the investment options offered under the Company’s 401(k) plan (except for such investment options as may only be offered under a qualified plan), including an investment option that tracks the market value of Danaher common stock. Under the current EDIP, participants have a choice of two investment alternatives, the fixed rate investment option and the Danaher stock investment option. Because the New EDIP is unfunded, the amounts deferred under the New EDIP will not actually be invested in the investments selected by the participant. Rather, the Administrator will credit (or charge) to the participants’ deferral accounts earnings (or losses) on such deferred amounts in an amount equal to the actual rate of return or loss on the selected investments.

No amounts credited to the Danaher stock investment option in any participant’s deferral account may be transferred out of the Danaher stock investment option at any time before distribution. Participants who fail to specify an investment election upon filing a deferral election will have their deferred amounts credited to a fixed rate investment option or such other investment option as the Administrator designates.

The Administrator may, in its sole discretion, identify certain participants who may elect to transfer into the participant’s rollover account in the New EDIP (the “rollover account”) such amount as the Administrator may determine in its sole discretion. Any amounts transferred into a participant’s rollover account are treated in substantially the same manner as amounts in a participant’s deferral account, including with respect to the right to elect which investment options will apply to such amounts.

Company Contributions

Beginning as of January 1, 2004, Company contributions to the New EDIP will occur in one-year cycles. As of the beginning of each plan year or such later date as of which participation begins, the Administrator will credit to such participant’s benefit account in the New EDIP (the “benefit account”) an amount equal to the quotient of (1) the product of (a) such participant’s base salary and target bonus for such plan year, and (b) a percentage determined by the Administrator and based on the participant’s years of participation in the plan, and (2) the closing price of the Company Common Stock as reported on the New York Stock Exchange on the business day immediately preceding the date the credit is made. All Company contributions made to a participant’s benefit account will be credited to the Danaher stock investment option, and no amounts so credited to the Danaher stock investment option in any participant’s benefit account may be transferred out of the Danaher stock investment option at any time prior to distribution.

As of the last day of each plan year and as soon as administratively possible after such date, the Administrator will also credit to a participant’s deferral account such amount as the Administrator may determine in its sole discretion to compensate participants for contributions that the Company would have made under the 401(k) plan or any other qualified plan maintained by the Company, if the participant had not deferred the salary or bonus for such year. Participants must satisfy certain conditions in order to be eligible to have such a make-up amount credited to their deferral account, including but not limited to the requirements that the participant remain eligible to participate in the New EDIP as of the last day of the plan year and that the participant have completed at least one year of service as of July 1 of such plan year.

Option Shares Accounts

A participant may elect before the last day of a plan year to defer any gain realized as a result of any exercise by the participant during the last six months of the next succeeding plan year of any options granted under any Company employee stock option plan (referred to as “options”), or elect before the last day of the sixth month of a plan year to defer any gain realized as a result of any exercise of any options during the first six months of the next succeeding plan year, where “gain” as of any particular time means the difference between the most recent closing price of the Company Common Stock as reported on the New York Stock Exchange, and the exercise price per share of the option. A participant cannot revoke any option gain deferral election. If the participant has made such an election and remains eligible under the New EDIP on the option exercise date, the Administrator will credit the participant’s option shares account in the New EDIP (the “option shares account”) with a number of notional shares equal to the quotient of the participant’s gain from the exercise of the options and the most recent closing price of the Company Common Stock as reported on the New York Stock Exchange. The Administrator will only credit such amounts to the participant’s option shares account if (1) the participant delivers to the Administrator shares of Company Common Stock that the participant has held for at least six months with an aggregate value equal to the aggregate exercise price of the options exercised (or proof that the participant owns such shares), plus a check for any federal employment taxes applicable to the deferral of the gain, (2) the participant exercises options for at least 1,000 shares, (3) the participant has not already exercised any options in the same calendar month, and (4) the gain is at least $25,000.

If the Company pays a dividend on its stock, with respect to each participant who has an option shares account, the Administrator will credit the participant’s option shares account with a number of notional shares equal to the quotient of (1) the product of (A) the dividend amount per share of Company Common Stock and (B) the number of notional shares credited to his or her option shares account and (2) the closing price of the Company Common Stock as reported on the New York Stock Exchange on the day immediately preceding the dividend payment date.

Danaher Stock Investment Option

Because the New EDIP is unfunded, amounts credited to the Danaher stock investment option and to the option shares account in the New EDIP will actually be credited with notional shares rather than shares of Company Common Stock. The number of notional shares credited to each participant’s account will be equal to the amount to be credited, divided by the closing price of the Company Common Stock as reported on the New York Stock Exchange on the day immediately preceding the date as of which such credit is made. Amounts credited to the Danaher stock investment option in a participant’s account have no legal relation to a share of Company Common Stock and, accordingly, no participant who has a balance in the Danaher stock investment option in his or her account will be entitled to any dividend, voting, or other rights of a shareholder of Company Common Stock with respect to the balance in such account.

The number and kind of notional shares deemed credited to the Danaher stock investment option of a participant’s account is subject to equitable adjustment in the event of a stock dividend, stock split, share combination, spin-off, reorganization, recapitalization, merger or other transaction involving the Company or its outstanding securities as the Board of Directors determines to be appropriate.

No amounts credited to the Danaher stock investment option in the New EDIP, whether from voluntary deferrals or Company contributions, may be transferred out of the Danaher stock investment option at any time prior to distribution.

Vesting

Participants are at all times fully vested in amounts credited to their deferral accounts, option shares accounts and rollover accounts. With respect to Company contributions to a participant’s benefit account, a participant will vest in such amounts as follows. If the participant has both attained age fifty-five and completed at least five years of service with Danaher Corporation or its subsidiaries, the participant’s vesting percentage shall be 100%. If the participant does not satisfy the conditions described in the preceding sentence, the participant’s vesting percentage, after the participant has completed at least five years of participation in the New EDIP, will be 10% for each year of participation completed beyond such five year period. If a participant has died, the participant’s vesting percentage will be 100%. Participants who were employees of the Company or its subsidiaries as of January 1, 1995 and were participants in the EDIP when it was begun in March 1995 (“initial participants”) vest in the Company contribution in the new EDIP in accordance with the same vesting terms applicable to participants who are not “initial participants,” except that the “initial participant” vests immediately in two-thirds of the Company contribution as of the end of the cycle in which such contribution was made. Once the “initial participant” reaches the date by which his or her vesting percentage under the standard vesting terms would equal or exceed two-thirds of the Company contribution, the participant continues vesting under the standard terms (e.g., after completing twelve years of participation, the participant would be vested in 70% of the Company contribution, after thirteen years of participation the participant would be vested in 80% of the Company contribution, and so on). Notwithstanding the foregoing, if the Administrator determines, in its sole discretion, that the circumstances of and/or surrounding the participant’s ceasing to be eligible for the New EDIP constitute gross misconduct on the part of the participant, the Administrator may, in its sole discretion, determine that the participant’s vesting percentage with respect to all balances in the participant’s benefit account and all earnings on such amounts is 0%.

Under the terms of the current EDIP, Company contributions generally vest 100% once the participant reaches age 55 after five years of Company service, and initial participants immediately vest in 67% of each Company contribution with the remainder of the contribution vesting 100% upon reaching age 55 after five years of Company service.

Distributions

Simultaneously with the participant’s deferral election and at any other times as the Administrator in its sole discretion may provide each participant may elect or change the timing and form of distribution of the vested balances in his or her New EDIP account. The Administrator may also establish procedures under which an in-service distribution may be made to a participant from such participant’s deferral account in the event such participant has an unforeseen emergency.

A participant may elect to receive distributions from his or her New EDIP account (i.e., deferral account, benefit account, rollover account and option shares account) in either a lump sum or, if the participant is 100% vested in the balances in such participant’s benefit account, in annual installments over two, five or ten years. Whether a participant elects to receive distributions in a lump sum or in annual installments, he or she may elect to receive his or her distribution in cash, shares of Company Common Stock or a combination of cash and shares of Company Common Stock. Notwithstanding the preceding sentences, all account balances invested in the Danaher stock investment option, and all balances in the participant’s option shares account, will be distributed in shares of Company Common Stock. The number of shares of Company Common Stock distributed, if any, will be based on the closing price of the Company Common Stock as reported on the New York Stock Exchange on the business day immediately preceding the date of termination of the participant’s employment with the Company and its subsidiaries. If the participant has not filed an election form with the Administrator electing a manner of distribution, the distribution will be paid as a lump sum distribution in cash (except for account balances credited to the Danaher stock investment option and balances in the participant’s option shares account, all of which will be distributed in shares of Company Common Stock). With respect to amounts that are not distributed in shares of Company Common Stock, after a participant ceases employment with the Company and prior to distribution, such amounts will be credited to the fixed rate investment option.

Any shares of Company Common Stock distributed under the New EDIP may come from authorized but unissued shares, authorized and issued shares, treasury shares or a combination of the foregoing. 1,000,000 shares of Company Common Stock are reserved under the New EDIP for this purpose.

In connection with the New EDIP, the Company could enter into a trust agreement with a trustee to hold a trust fund that could become the source of New EDIP benefits as provided in the trust agreement. Benefits under the New EDIP would be paid from the trust or from the general funds of the Company.

The timing of all distributions under the EDIP is subject to the Company’s deduction limitations under Section 162(m) of the Internal Revenue Code, which limits deductibility of payments to senior executives. The Administrator may postpone any distribution until a later time to comply with applicable law and Company policy.

If a participant dies before receiving all benefits under the New EDIP, the participant’s beneficiaries will receive the remaining benefits as a lump sum distribution in cash and, to the extent of any distribution of amounts that were credited to the Danaher stock investment option or from a participant’s option shares account, shares of Company Common Stock. If a participant has validly elected to receive his or her New EDIP distribution in installment payments and dies before receiving all installments, the Administrator may in its sole discretion allow the beneficiary (or spouse or estate, as applicable) of a deceased participant to continue receiving such installment payments rather than receiving such remaining payments as a lump sum. If no beneficiary form is on file, or if the beneficiary dies before payments are completed, payment will be made to his or her spouse, or to his or her estate if he or she has no spouse.

Income Tax Matters and Consequences

Compensation deferred by a participant and Company contributions on behalf of a participant are not includable in the participant’s taxable income for the year in which the compensation is deferred and/or the contributions are made. Instead, a participant will recognize the taxable income, and the Company will be entitled to a tax deduction, when amounts are distributed to the participant. A participant will, however, be subject to employment taxes for the year in which the compensation is earned, and, consequently, amounts distributed from the New EDIP are not subject to employment taxes.

The Administrator has the right to deduct applicable taxes and/or withhold amounts required to satisfy withholding obligations from any distribution from the New EDIP. The Administrator may also permit tax and withholding obligations to be satisfied by the transfer to the Company of cash, shares of Company Common Stock or other property.

Other Terms of the New EDIP

No participant or beneficiary of a participant has any right to assign, pledge, hypothecate, anticipate or in any other way create a lien on any amounts payable under the New EDIP. No amounts payable under the New EDIP are subject to assignment or transfer or are otherwise alienable, either by voluntary or involuntary act, or by operation of law, or subject to attachment, execution, garnishment, sequestration or other seizure under any legal, equitable or other process or available in any way for the debts or defaults of participants and their beneficiaries.

Transition from the Old EDIP

If the Company’s shareholders approve the New EDIP, it will take effect as of August 1, 2003. The terms of the New EDIP address how the transition from the EDIP structure to the New EDIP structure will occur.

During the period from August 1, 2003 through August 31, 2003, in order to transition to the new deferral account investment options offered to participants under the New EDIP, a participant may elect to reallocate the amounts in his or her deferral account among the new investment options. If a participant does not make such an election, the amounts in his or her deferral account will continue to be allocated in accordance with the participant’s initial election. A participant’s reallocation election will be made effective as soon as administratively possible following August 31, 2003.

The New EDIP also provides that the Company will continue the current, three-year Company contribution cycle on largely the same terms as it operates under the EDIP until such current cycle ends on December 31, 2003. As of January 1, 2001, the Company credited to the Danaher stock investment option of each participant’s benefit account a specified amount. As of December 31, 2003, such amount will be valued based on the closing price of the Company Common Stock as reported on the New York Stock Exchange on the business day preceding such date. An amount equal to one-half of such value will be credited to the fixed rate investment option in the participant’s benefit account, and a corresponding amount will be debited from the amount credited to the Danaher stock investment option in the participant’s benefit account. Among the other changes described above, beginning as of January 1, 2004, the Company contribution cycle will become a one-year cycle and the Company contribution to a participant’s benefit account will no longer be split at the end of the cycle between the Danaher stock investment option and the fixed rate investment option.

New Plan Benefits

Benefits to be awarded in 2003 and future years under the New EDIP are not determinable because such benefits depend upon the amount that the Company may contribute to each employee as a Company contribution, which depends upon factors such as the participant’s base salary and target annual bonus in a given year. The following table sets forth the benefits or amounts that would have been allocated in 2002 to the individuals and groups of individuals described below, had those individuals elected to participate in full in the New EDIP in accordance with the terms of the New EDIP. The information below is based on the participants in the EDIP as of March 1, 2003, the base salaries and target annual bonuses in effect for such participants as of December 31, 2002, and the closing price of the Company Common Stock as reported on the New York Stock Exchange on December 31, 2001, which was $60.31 per share. The table below does not take into account any compensation a participant could have elected to voluntarily defer into the New EDIP. Directors who are not executive officers are not eligible to participate in the EDIP.

Name and Position	Dollar Value ($)	Number of Units
H. Lawrence Culp, Jr., President and Chief Executive Officer	108,000	1,790.7
Patrick W. Allender, Executive Vice President, Chief Financial Officer and Secretary	39,780	659.5
Philip W. Knisely, Executive Vice President	41,310	684.9
Steven E. Simms, Executive Vice President	42,840	710.3
William J. Butler, Group Executive and Vice President-Danaher Business System	30,600	507.3
Executive Group	377,640	6,261.6
Non-Executive Officer Employee Group	1,699,218	28,174.7

Recommendation Of The Board Of Directors

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDED AND RESTATED DANAHER CORPORATION & SUBSIDIARIES EXECUTIVE DEFERRED INCENTIVE PROGRAM.

PROPOSAL 4.

APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS FOR INCENTIVE COMPENSATION TO THE COMPANY’S EXECUTIVE OFFICERS

The Company intends that the full amount of bonus payments that may be made to the Company’s executive officers for each of the five years beginning with 2003 be “performance-based” compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and four most highly compensated executive officers other than the chief executive officer. However, qualified performance-based compensation is not subject to the $1 million deduction limit. Qualified performance-based compensation is compensation that satisfies the following requirements:

•	the performance goals are determined by a compensation committee of the board of directors comprised solely of two or more outside directors;

•	the material terms of the performance goals under which the compensation is to be paid are disclosed to shareholders and approved by a majority of the shareholder vote; and

•	the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

In order to ensure that the full amount of bonus payments that may be made to the Company’s executive officers for each of the five years beginning with 2003 is deductible for federal income tax purposes, the material terms of the performance goals under which such bonuses are to be paid are described below (the “2003 Incentive Plan”) and the shareholders are being asked to approve the 2003 Incentive Plan. The full text of the 2003 Incentive Plan is set forth in Annex B to this Proxy Statement, and the following summary of the 2003 Incentive Plan is qualified in its entirety by reference to such text. Payment of bonuses pursuant to the 2003 Incentive Plan is conditioned upon and subject to approval of the 2003 Incentive Plan by the shareholders of the Company. If the Company’s shareholders approve the 2003 Incentive Plan, the Plan will be administered by the Compensation and Organization Committee of the Board of Directors, which is comprised of three members who are “outside directors” within the meaning of Section 162(m) of the Code and the regulations thereunder. The Compensation and Organization Committee will interpret the provisions of the 2003 Incentive Plan, and will be responsible for determining whether the performance goals and other material terms set forth in the 2003 Incentive Plan have been satisfied.

The maximum bonus payable to any executive officer will not exceed $5 million, and will be determined under the following formula. With respect to a given calendar year, the maximum bonus payable to a particular officer is equal to the product of the following three components: (1) the participant’s base salary for such year, (2) the Performance Percentage (as defined below) for such year, and (3) 300% (in the case of the President), 150% (in the case of an Executive Vice President), or 100% (in the case of any other Vice President). The Performance Percentage for a given calendar year is equal to 90% (a) plus the EPS Factor (as defined below), if the EPS Factor is positive, or (b) minus the EPS Factor, if the EPS Factor is negative. The EPS Factor for a given year equals the product of (A) the higher of (i) the percentage increase or decrease in diluted earnings per share (excluding material items deemed by the Compensation and Organization Committee to be extraordinary or non-

recurring) for the Company for such year compared to the preceding calendar year, and (ii) the cumulative percentage increase or decrease in diluted earnings per share (excluding material items deemed by the Compensation and Organization Committee to be extraordinary or non-recurring) for the Company for all completed fiscal years following 2002, compared to 2002, and (B) four if the percentage change described in (A) above is positive, or two if the percentage change described in (A) above is negative. Notwithstanding the above, the Performance Percentage for a given calendar year is zero if the diluted earnings per share (excluding material items deemed by the Compensation and Organization Committee to be extraordinary or non-recurring) for the Company for such year decline by more than 15% from the preceding calendar year.

The 2003 Incentive Plan contains certain changes compared to the terms of the performance goals approved by the Company’s shareholders in 1998 (the “1998 Incentive Plan”):

•	Under the 1998 Incentive Plan, the percentage multipliers (applied to the product of base salary and Performance Percentage) were 150% for the President, 90% for any Senior Vice President and 75% for any other Vice President. The increases in these percentages under the 2003 Incentive Plan, as described in clause (3) of the preceding paragraph, would give the Committee more flexibility to reward superior performance with cash bonuses, in light of proposed accounting changes that could make stock options a less desirable mode of executive compensation.

•	Under the 1998 Incentive Plan, the multiplier applied to the change in earnings per share was three if the applicable change in earnings per share was an increase, whereas under the 2003 Incentive Plan such multiplier would be four. The proposed change reflects the belief that in a low inflation environment, earnings per share increases will be more difficult to achieve and therefore any such increases should be appropriately rewarded.

•	Under the 1998 Incentive Plan, the percentage increase or decrease in earnings per share was determined by comparison to the preceding calendar year, whereas under the 2003 Incentive Plan the percentage increase or decrease in earnings per share would be determined by comparison to the preceding calendar year or on a cumulative basis from 2002, whichever calculation would yield a higher percentage. In addition, under the 1998 Incentive Plan the Performance Percentage was deemed to be zero if earnings per share declined by more than 10% from the applicable comparison period, whereas under the 2003 Incentive Plan the equivalent percentage would be 15%. Pursuant to the recently adopted SFAS No. 142, the Company could be required to record significant impairment charges in a given year as a result of changes in market values. The proposed formula changes described in this bullet are designed to mitigate the impact that a significant impairment charge in a given year would have on a bonus calculation under this formula.

•	Under the 1998 Incentive Plan, the maximum bonus payable to any executive officer could not exceed $2.5 million, whereas under the 2003 Incentive Plan that limit would be increased to $5 million. The proposed change is intended to reflect the growth of the Company since 1998, when the 1998 Incentive Plan was adopted.

The Compensation and Organization Committee reserves the right, in its sole and absolute discretion, not to award any bonus to the executive officers or to award any of them a bonus of less than the maximum amount determined in accordance with the formula described above.

New Plan Benefits

No benefits or amounts have been awarded or received under the 2003 Incentive Plan. Because the amounts to be awarded under the 2003 Incentive Plan are based on the actual performance of Danaher and Danaher’s future performance cannot be easily predicted, awards cannot be determined at this time. See “Summary Compensation Table” above for information about awards made under the 1998 Incentive Plan with respect to fiscal years 2002, 2001 and 2000.

Recommendation Of The Board Of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS ESTABLISHED FOR THE PAYMENT OF BONUSES TO THE COMPANY’S EXECUTIVE OFFICERS.

PROPOSAL 5.

APPROVAL OF AWARD OF PERFORMANCE SHARES TO

THE COMPANY’S PRESIDENT AND CHIEF EXECUTIVE OFFICER

The Compensation and Organization Committee of the Board of Directors of the Company has approved an award to the Company’s President and Chief Executive Officer of the right to receive 388,600 shares of Company Common Stock upon the satisfaction of certain conditions, as described in more detail below (the “performance shares award”), and has recommended to the Board of Directors, and the Board of Directors has directed, that this performance shares award be submitted to the Company’s shareholders for their approval at the Annual Meeting. The performance shares award is subject to approval by the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Such shares may be awarded from either authorized and unissued shares or treasury shares. The performance shares award does not apply to any other officer or director. The full text of the performance shares award is set forth in Annex C to this Proxy Statement. The following summary of the material features of the performance shares award is qualified in its entirety by reference to the text of the performance shares award.

In order to ensure that the performance shares award is considered “performance-based” compensation within the meaning of Section 162(m) of the Code and is therefore deductible for federal income tax purposes, the material terms of the performance shares award are described below and the shareholders are being asked to approve the performance shares award. For a discussion of the provisions of Section 162(m) of the Code, please refer to “Proposal 4: Approval of Material Terms of Performance Goals for Incentive Compensation to the Company’s Executive Officers” above. The performance shares award is conditioned upon and subject to approval by the shareholders of the Company. If the Company’s shareholders approve the performance shares award, the Compensation and Organization Committee will be responsible for administering the award and determining whether the performance goals and other material terms of the award have been satisfied.

The primary purposes of the performance shares award are to help retain Mr. Culp in the employ of the Company and to reward Mr. Culp based on the Company’s long-term performance. To this end, the award provides that the Company will grant to Mr. Culp 388,600 shares of Company Common Stock on January 2, 2010 if (1) Mr. Culp remains employed as Chief Executive Officer of the Company on December 1, 2009, (2) the Company has completed four consecutive calendar quarters, beginning after March 31, 2003, in which the Company’s total diluted earnings per share (exclusive of (A) amounts that are required under generally accepted accounting principles to be reported separately as extraordinary or non-recurring items, and (B) the impact of changes in methods of accounting after March 31, 2003 and amounts related to discontinued operations) (“EPS”) exceeds the total EPS for the four calendar quarters ending March 31, 2003 by at least 10%, and (3) the Compensation and Organization Committee has certified that the performance objective described in (2) above has been attained. Whether or not the conditions described in the preceding sentence are met, if prior to December 1, 2009 (a) a change of control (as defined in Mr. Culp’s employment agreement) occurs, 100% of the shares of Company Common Stock subject to the performance shares award will vest and be paid out sufficiently prior to the date of such change of control to allow Mr. Culp to participate in the change of control in respect of such Company Common Stock or (b) Mr. Culp dies or is terminated on account of “Disability” (as defined in Mr. Culp’s employment agreement), a number of shares of Company Common Stock equal to the product of (i) 64,766 and (ii) the number of whole years from March 26, 2003 through the date of death or termination will vest and be paid out promptly following such death or termination.

In the event of any recapitalization, reorganization, merger, consolidation, combination, exchange of securities, stock split, spin-off, split-up, liquidation, dissolution or other comparable transaction or event involving the Company or any distribution in respect of Company securities other than an ordinary course cash dividend, the shares represented by the award will be adjusted to the extent appropriate to avoid dilution or enlargement of the economic opportunity and value represented by the award.

During the period preceding the date on which shares of Company Common Stock are granted pursuant to the performance shares award, Mr. Culp will not have any shareholder rights with respect to such shares of Company Common Stock. The performance shares award will terminate when all of the Company Common Stock authorized for award thereunder has been issued, or when Mr. Culp has forfeited his right to the award under its terms and conditions. The Board of Directors or the Compensation and Organization Committee may amend, suspend or terminate the performance shares award at any time without the approval of the Company shareholders, except that (1) amendments for which shareholder approval would be required to retain the benefits of Section 162(m) of the Code will require such approval, and (2) any amendment, suspension or termination of the performance shares award which has any adverse effect on Mr. Culp will require his prior written approval.

New Plan Benefits

The following table describes the number of shares that will be distributed to Mr. Culp under the performance shares award. No other directors, officers or employees of the Company will receive any shares of Company Common Stock in connection with this award.

Name and Position	Dollar Value ($)	Number of Units
H. Lawrence Culp, Jr., President and Chief Executive Officer	Fair market value on date of grant	388,600

Recommendation Of The Board Of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE AWARD OF PERFORMANCE SHARES TO THE COMPANY’S PRESIDENT AND CHIEF EXECUTIVE OFFICER.

PROPOSAL 6.

SHAREHOLDER PROPOSAL

Certain Company shareholders have notified the Company that they intend to present the following proposal for consideration at the Annual Meeting. The names, addresses and number of shares held by such shareholders are available from the Company upon request to the Secretary of the Company. In accordance with applicable proxy regulations, the proposed resolution and supporting statement, for which the Company accepts no responsibility, is set forth below.

WHEREAS:

We believe that board diversity is not a social imperative, but a strategic one. Diversified boards promote better understanding of the market place and this understanding can lead to increase revenues and profitability.

We believe board diversity enhances shareholder value. A growing body of academic research shows that there is a significant positive relationship between the percentage of women or minorities on boards and firm value. This is a view strongly supported by Connecticut State Treasurer Denise L. Nappier, principal fiduciary of the $18 billion Connecticut Retirement Plans and Trust Fund, who believes that “shareholder value and corporate bottom lines are enhanced by an independent and diverse board.”

We believe diversity provides for more effective problem solving and decision making and even high caliber boards can suffer from “group think” if not infused with different perspectives.

We believe that boards that look more like the workforce can help dispel negative stereotypes and catalyze efforts to recruit, retain, and promote the best people including women and minorities.

We believe board diversity is a growing focal point for social investors, who now account for one in eight dollars invested. Increasingly, all-white all-male boards are viewed negatively by these investors which may diminish your attractiveness to any important investor community. For example, TIAA-CREF, an institutional investor with over $270 billion in assets under management has issued a set of corporate governance guidelines which include a call for “diversity of directors by experience, sex and race”.

We believe that the Board of Directors or its Nominating Committee should take every reasonable step to ensure that women and minorities are a routine part of every board search the company undertakes.

BE IT RESOLVED:

That the board of directors, or its Nominating Committee, in its search for suitable board candidates, make a greater effort to search for qualified women and minority candidates for nomination to the Board of Directors. To that end, we request that the company provide to shareholders, at reasonable expense, four months from the date of the 2003 annual meeting, a report that includes a description of:

1.	The company’s efforts to encourage diversified representation on the board.

2.	A description of the criteria for selecting board candidates.

3.	A description of the process used to select board nominees.

4.	A description of the process used to select the board’s nominating committee members.

COMPANY’S STATEMENT IN OPPOSITION

The Company agrees with the merits of achieving diversity in all aspects of the Company’s governance and operations, and the Company has and expects to continue to strive to promote diversity throughout the Company. It is the Company’s policy and practice to recruit, hire, train, promote, compensate and provide all other conditions of employment without regard to race, color, creed, gender, age, religion, national origin, sexual orientation or physical limitations.

Just as the Company’s employment decisions are based on operating needs, the principal criteria in selecting an individual for Board membership are the individual’s qualifications, experience and the ability to contribute to the enhancement of shareholder value without regard to gender, minority or other status. The Board believes that this approach, rather than a narrower approach that focuses on a candidate’s gender or race, best serves the Company and its shareholders. The proponents of this proposal cite a belief that companies with diversified boards have better stock market records. As of December 31, 2002, the Company had exceeded the performance of the S&P 500 index over the past one, three, five and ten year periods with a compounded annual return over ten years of approximately 26.26% compared to a compounded annual return of approximately 9.33% for the S&P 500 index over the same period.

The shareholder proposal would require the Board of Directors to prepare and provide to shareholders a report within four months after the Annual Meeting. The Company regularly reports to shareholders on the composition of the Board, including their experience and qualifications for serving on the Board, through its annual proxy statement. The Board of Directors believes that this proposal would involve substantial cost in time and effort without any commensurate benefit and would, therefore, be detrimental to the best interests of the Company and its shareholders.

Recommendation Of The Board Of Directors

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

OTHER MATTERS

The management of the Company is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

Based solely on a review of the copies of such reports furnished to us, or written representations from certain reporting persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10% shareholders were satisfied, except for certain phantom stock unit allocations made on behalf of executive officers under the EDIP from time to time from 1996 to 2002 as described below, which were not filed on a timely basis due to administrative oversight regarding the reporting of phantom stock transactions under Section 16. Mr. Allender was late in filing five Form 5s with respect to eight reportable series of phantom stock transactions, Mr. Butler was late in filing three Form 5s with respect to five reportable series of phantom stock transactions, Mr. Comas was late in filing four Form 5s with respect to four reportable phantom stock transactions, Mr. Culp was late in filing six Form 5s with respect to nine reportable series of phantom stock transactions, Mr. Ditkoff was late in filing six Form 5s and two Form 4s with respect to ten reportable series of phantom stock transactions, Mr. Knisely was late in filing one Form 5 with respect to one reportable phantom stock transaction, Mr. Longo was late in filing five Form 5s with respect to nine reportable series of phantom stock transactions, Mr. McMahon was late in filing three Form 5s and two Form 4s with respect to five reportable series of phantom stock transactions, Mr. Pryor was late in filing two Form 5s with respect to two reportable phantom stock transactions, Mr. Simms was late in filing five Form 5s with respect to seven reportable series of phantom stock transactions, and Mr. Jeffrey Svoboda was late in filing one Form 5 with respect to one reportable series of phantom stock transactions. These transactions have all been reported in Form 5 reports filed on February 14, 2003.

FEES PAID TO INDEPENDENT ACCOUNTANT

The following table sets forth the fees paid to Ernst & Young LLP for services rendered to the Company during the fiscal year ended December 31, 2002.

Audit Fees. Aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements, reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings.	$906,283

Audit-Related Fees. Includes fees charged for agreed upon procedures performed by Ernst & Young LLP in connection with due diligence related to certain acquisition activities.	$45,260

Tax Fees

Tax Compliance. Includes tax compliance fees charged by Ernst & Young LLP for tax return review and preparation services and fees for preparation of expatriate tax return filings.	$199,220

Tax Consulting. Includes tax consulting services rendered by Ernst & Young LLP primarily for tax valuation and credit studies and assistance with regulatory inquiries.	$307,523

All Other Fees. Includes miscellaneous consulting and advisory services rendered by Ernst & Young LLP	$52,562

The Audit Committee has considered whether the services rendered by the independent auditors with respect to the foregoing fees are compatible with maintaining their independence and has concluded that such services do not impair their independence.

On May 28, 2002, the Company dismissed Arthur Andersen LLP as its independent accountant and determined to engage Ernst & Young LLP as its new independent accountant. The change in independent accountant became effective May 28, 2002. The decision to dismiss Arthur Andersen and to engage Ernst & Young was recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors.

Arthur Andersen’s reports on the Company’s financial statements for the years ended December 31, 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2000 and 2001and through May 28, 2002, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC). In connection with the Company’s audits for the years ended December 31, 2000 and 2001 and through May 28, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of such accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The Company provided Arthur Andersen with a copy of the foregoing disclosures regarding Arthur Andersen in advance of the day that these disclosures were filed by the Company with the SEC. Attached as Exhibit 16.1 to the Current Report on Form 8-K of the Company filed on May 29, 2002 is a copy of Arthur Andersen’s letter, dated May 29, 2002, stating its agreement with such statements.

During the years ended December 31, 2000 and 2001 and through May 28, 2002, the Company did not consult with Ernst & Young LLP regarding any of the matters or events described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Company must be received by the Company at its principal executive offices, Danaher Corporation, 2099 Pennsylvania Avenue, N.W., Washington, D.C. 20006, no later than December 5, 2003 for inclusion in the Proxy Statement and Proxy relating to the 2004 Annual Meeting of Shareholders. Shareholder proposals submitted other than pursuant to Rule 14(a)-8 under the Securities Exchange Act are considered untimely if received after February 18, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

PATRICK W. ALLENDER

Secretary

Dated: March 31, 2003

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE COMPANY OR BY ACCESSING THE REPORT ON THE COMPANY’S WEBSITE, WWW.DANAHER.COM. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS AT OUR CORPORATE OFFICES WHICH ARE LOCATED AT 2099 PENNSYLVANIA AVENUE, N.W., WASHINGTON, D.C. 20006.

ANNEX A

DANAHER CORPORATION & SUBSIDIARIES

EXECUTIVE DEFERRED INCENTIVE PROGRAM

AMENDED AND RESTATED

EFFECTIVE AUGUST 1, 2003

Prepared by:

PARKER, HUDSON, RAINER & DOBBS LLP

1500 Marquis Two Tower

285 Peachtree Center Avenue, NE

Atlanta, Georgia 30303

INDEX TO THE

DANAHER CORPORATION & SUBSIDIARIES

EXECUTIVE DEFERRED INCENTIVE PROGRAM

i

DANAHER CORPORATION & SUBSIDIARIES

EXECUTIVE DEFERRED INCENTIVE PROGRAM

WHEREAS, the Plan Sponsor established this Plan, effective as of March 1, 1995, to further the long-term growth of the Plan Sponsor and its subsidiary Employers by offering deferred compensation in addition to current compensation to a select group of management and highly compensated employees of the Plan Sponsor and its subsidiary Employers who are involved in such growth; and

WHEREAS, under Section 7.1 of this Plan, the Plan Sponsor has reserved unto itself the right to amend this Plan; and

WHEREAS, the Plan Sponsor previously amended this Plan effective January 1, 1997; and

WHEREAS, the Plan Sponsor now desires to amend and restate this Plan, generally effective as of August 1, 2003, except as otherwise provided herein, by modifying the Plan’s design to provide a more competitive retirement benefit for the select group of management and highly compensated employees of the Plan Sponsor and its subsidiary Employers.

NOW, THEREFORE, in order to accomplish such purpose, the Plan Sponsor has adopted, by appropriate resolutions, this amended and restated Plan effective as of August 1, 2003. It is intended that this Plan, together with the Trust Agreement, shall be unfunded for purposes of the Code and shall constitute an unfunded pension plan maintained for a select group of management and highly compensated employees for purposes of Title I of ERISA.

ARTICLE I

DEFINITIONS

As used in this Plan, each of the following terms shall have the respective meaning set forth below unless a different meaning is plainly required by the content.

1.1      Administrator.    The individual or committee appointed by the Plan Sponsor to administer the Plan pursuant to Article V.

1.2      Applicable Percentage.    With respect to a Participant for a Performance Cycle, the applicable percentage determined from the table in Appendix A depending on (a) the Participant’s Target Compensation for the Performance Cycle and (b) the Participant’s exact age on the Cycle Beginning Date or, if later, the Participant’s Participation Date. Effective January 1, 2004, with respect to a Participant for a Performance Cycle beginning on or after January 1, 2004, the applicable percentage determined from the table in Appendix A depending on the Participant’s Years of Participation as of the Cycle Beginning Date.

1.3      Beneficiary.    An individual or entity entitled to receive any benefits under this Plan that are payable upon a Participant’s death.

1.4      Benefit Account.    With respect to a Participant, the account maintained on behalf of the Participant to record any Benefit Amounts and Performance Shares credited thereto or forfeited therefrom, any earnings credited thereto and any losses debited therefrom in accordance with the terms of this Plan.

1.5      Benefit Amount.    With respect to a Participant for a Performance Cycle, the Performance Shares credited pursuant to Section 3.4 and any dollar amounts calculated and credited pursuant to Section 3.4.

1.6      Bonus.    With respect to a Participant for a Plan Year, the amount (if any) of the Participant’s Target Bonus for the Plan Year that shall be determined to have been earned by the Participant in accordance with the Plan Sponsor’s bonus program, excluding any amount thereof that shall be contributed on the Participant’s behalf as a Salary Deferral Contribution to the 401(k) Plan.

1.7      Bonus Deferral Amount.    With respect to a Participant for a Plan Year, an amount of the Participant’s Target Bonus or Bonus for the last preceding Plan Year that the Participant has elected to defer pursuant to Section 3.3.

1.8      Code.    The Internal Revenue Code of 1986, as it may be amended from time to time.

1.9      Common Stock.    The common stock of the Plan Sponsor.

1.10    Common Stock Price.    With respect to a specified date as of which the price of shares of Common Stock shall be determined, the closing price on the New York Stock Exchange of one (1) share of Common Stock on the business day last preceding the specified date. Notwithstanding the foregoing, with respect to the calculation of any Option Gain with respect to any Options exercised by a Participant and the crediting of any Gain Shares to a Participant’s Option Shares Account, the Common Stock Price determined as of any time shall be the most recent closing price on the New York Stock Exchange of one (1) share of Common Stock.

1.11    Cycle Beginning Date.    With respect to a Performance Cycle, the first (1st) day of the Performance Cycle.

1.12    Cycle Ending Date.    With respect to a Performance Cycle, the last day of the Performance Cycle or, if earlier, the date during the Performance Cycle as of which this Plan shall terminate.

1.13    Deferral Account.    With respect to a Participant, the account (if any) maintained on behalf of the Participant to record the Salary Deferral Amounts (if any) and Bonus Deferral Amounts (if any) that have been credited on the Participant’s behalf and any earnings credited thereto in accordance with the terms of this Plan.

1.14    Distributable Amount.    With respect to any specified date coincident with or subsequent to the Eligibility Termination Date of a Participant or a deceased Participant, the balance (if any) as of the specified date in the Participant’s Distribution Account (subsequent to any crediting thereof pursuant to Section 3.6 as of such Eligibility Termination Date).

1.15    Distribution Account.    With respect to a Participant, the account (if any) maintained on behalf of the Participant to record the amounts to be distributed to the Participant or his or her Beneficiary or Beneficiaries and any earnings credited thereto in accordance with the terms of this Plan.

1.16    Distribution Date.    With respect to a Participant or a deceased Participant whose Employment Termination Date has occurred, the date as of which the Distributable Amount and the Participant’s Option Shares Account shall be paid to the Participant or the deceased Participant’s Beneficiary or Beneficiaries, as applicable, or the date as of which the first (1st) installment of the Distributable Amount and the Participant’s Option Shares Account shall be paid to the Participant.

1.17    Dividend Share.    One (1) Notional Share credited to a Participant’s Option Shares Account pursuant to Section 3.2.

1.18    ERISA.    The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.19    Earnings Credit.    With respect to a Participant, a nominal amount determined pursuant to Sections 3.3(f), 3.4(d), 3.5(b), and 3.6(b) of this Plan for crediting to or deducting from the Participant’s Deferral Account, Benefit Account, Rollover Account, and Distribution Account pursuant to Sections 3.3(f), 3.4(d), 3.5(b), and 3.6(b) respectively, of this Plan; provided, however, that, notwithstanding the foregoing, the Plan Sponsor acknowledges that increases and decreases in the value of the Notional Shares and other amounts credited to any of the aforementioned Accounts that are invested in the Common Stock investment option shall arise from increases and decreases in the value of Common Stock rather than from the crediting of earnings.

1.20    Earnings Crediting Rate.    With respect to a Participant, the rate at which nominal earnings shall be credited to, or nominal losses shall be deducted from, all or a designated portion of the Participant’s Deferral Account, Benefit Account, Rollover Account and Distribution Account, as determined pursuant to Sections 3.3, 3.4, 3.5, and 3.6 respectively, of this Plan; provided, however, that, notwithstanding the foregoing, the Plan Sponsor acknowledges that increases and decreases in the value of the Notional Shares and other amounts credited to any of the aforementioned Accounts that are invested in the Common Stock investment option shall arise from increases and decreases in the value of Common Stock rather than from the crediting of earnings.

1.21    Effective Date.    August 1, 2003, except as otherwise provided. The original effective date of this Plan is March 1, 1995.

1.22    Eligible Compensation.

(a)    Cycle Beginning Date Prior to January 1, 2004.    With respect to a Participant for a Performance Cycle beginning prior to January 1, 2004:

(i)    Eligible Employee on Cycle Beginning Date.    If the Participant’s Participation Date occurs on or before the Cycle Beginning Date of the Performance Cycle and the Participant is an Eligible Employee on such Cycle Beginning Date, the product (rounded to two (2) decimal places) of (i) the Applicable Percentage, (ii) PV Factor 1+2+3, and (iii) the Participant’s Target Compensation.

(ii)     Eligible Employee After Cycle Beginning Date.    If the Participant’s Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, the product (rounded to two (2) decimal places) of the Applicable Percentage and the amount determined in accordance with Paragraphs (i) through (iii) below, as applicable, depending on the Plan Year in the Performance Cycle during which the Participant’s Participation Date occurs:

(A)    First Plan Year.    If the Participant’s Participation Date occurs during the first (1st) Plan Year in the Performance Cycle, such amount shall equal the sum of (A) the product of (I) PV Factor 0 based on the Months Factor, (II) the Participant’s Target Compensation, (III) the Months Factor, and (IV) one-twelfth (1/12) and (B) the product of (I) PV Factor 1+2 and (II) the Participant’s Target Compensation.

(B)    Second Plan Year.    If the Participant’s Participation Date occurs during the second (2nd) Plan Year in the Performance Cycle, such amount shall equal the sum of (A) the product of (I) PV Factor 0 based on the Months Factor, (II) the Participant’s Target Compensation, (III) the Months Factor, and (IV) one-twelfth (1/12) and (B) the product of (I) PV Factor 1 and (II) the Participant’s Target Compensation.

(C)    Third Plan Year.    If the Participant’s Participation Date occurs during the third (3rd) Plan Year in the Performance Cycle, such amount shall equal the product of (A) PV Factor 0 based on the Months Factor, (B) the Participant’s Target Compensation, (C) the Months Factor, and (D) one-twelfth (1/12).

(b)    Cycle Beginning Date on or After January 1, 2004.    With respect to a Participant for a Performance Cycle beginning on or after January 1, 2004:

(i)     Eligible Employee on Cycle Beginning Date.    If the Participant’s Participation Date occurs on or before the Cycle Beginning Date of the Performance Cycle and the Participant is an Eligible Employee on such Cycle Beginning Date, the product (rounded to two (2) decimal places) of (I) the Applicable Percentage and (II) the Participant’s Target Compensation.

(ii)    Eligible Employee After Cycle Beginning Date.    If the Participant’s Participation Date occurs after the Cycle Beginning Date but during the Performance Cycle, the product (rounded to two (2) decimal places) of (I) the Applicable Percentage, (II) the Participant’s Target Compensation, and (III) the Months Factor for the month in which the Participant’s Participation Date occurs.

1.23    Eligible Employee.    (a) An Employee who was hired on or before January 1, 1995, and who is an Initial Participant, (b) an Employee who was hired after January 1, 1995, and whose employment position is listed in the records prepared and maintained by the Administrator, or (c) effective on and after January 1, 1998, an Employee who is a Rollover Participant. Notwithstanding the foregoing sentence, the Administrator, in his or her sole discretion, may determine that an Employee who was hired on or before January 1, 1995, and who is not an Initial Participant shall become an Eligible Employee under such circumstances as the Administrator, in his or her sole discretion, may deem appropriate so long as the Employee has an employment position that is listed in the records prepared and maintained by the Administrator.

1.24    Eligibility Termination Date.    With respect to a Participant who is an Eligible Employee, the earliest of (a) the Participant’s Employment Termination Date, or (b) the date that the Participant is no longer an Eligible Employee as defined in Section 1.23(b).

1.25    Employee.    An individual who performs services for an Employer.

1.26    Employer.    (a) The Plan Sponsor or (b) an employer that is a member of the Plan Sponsor’s “controlled group of corporations, trades, or businesses,” as such term shall be defined in Code Sections 414(b) and 414(c), and that has adopted this Plan by executing an adoption agreement with the Plan Sponsor, the terms of which shall thereupon be incorporated by reference as a part of the Plan.

1.27    Employment Termination Date.    With respect to a Participant, the earlier of the date that the Participant ceases being an Employee or the date as of which this Plan is terminated.

1.28    Gain Share.    One (1) Notional Share credited to a Participant’s Option Shares Account pursuant to Section 3.2(d).

1.29    Initial Participant.    An Employee who became a Participant as of March 1, 1995, and is designated as an initial participant in the records prepared and maintained by the Administrator.

1.30    Long-term Rate.    With respect to a Performance Cycle, the closing price of the ten (10)-year Treasury bond rate on the business day last preceding the Cycle Beginning Date of the Performance Cycle or such other long-term interest rate as shall be determined for the remainder of the Performance Cycle by the Administrator in his or her sole discretion.

1.31    Months Factor.    With respect to a Performance Cycle and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, the number of months between the Participant’s Participation Date and the last day of the Plan Year during such Performance Cycle in which his or her Participation Date occurred as provided in Appendix B.

1.32    Notional Share.    One (1) notional share equivalent in value to one (1) share of Common Stock.

1.33    Option.    With respect to a Participant, a nonqualified stock option in which the Participant is vested under any stock option plan maintained by the Plan Sponsor.

1.34    Option Exercise Date.    With respect to Options held by a Participant, the date (if any) as of which the Participant exercises the Options.

1.35    Option Gain.    With respect to the Options exercised by a Participant as of an Option Exercise Date, the product of (a) the number of Options exercised and (b) the difference between (i) the Common Stock Price on the Option Exercise Date and (ii) the exercise price per share of Common Stock.

1.36    Option Shares Account.    With respect to a Participant, the account (if any) maintained on behalf of the Participant to record any Gain Shares and any Dividend Shares that have been credited on his or her behalf under this Plan.

1.37    PV Factor 0.    With respect to a Performance Cycle with a Cycle Beginning Date before January 1, 2004, and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, a present value factor applicable in determining the Participant’s Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix B based on the applicable Months Factor and an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated as shall be determined by the Administrator in his or her sole discretion.

1.38    PV Factor 1.    With respect to a Performance Cycle with a Cycle Beginning Date before January 1, 2004, and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the second (2nd) Plan Year during the Performance Cycle, a present value factor applicable in determining the Participant’s Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix B based on an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated as shall be determined by the Administrator in his or her sole discretion.

1.39    PV Factor 1+2.    With respect to a Performance Cycle with a Cycle Beginning Date before January 1, 2004, and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the first (1st) Plan Year during the Performance Cycle, a present value factor applicable in determining the Participant’s Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix B based on an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated as shall be determined by the Administrator in his or her sole discretion.

1.40    PV Factor 1+2+3.    With respect to a Performance Cycle with a Cycle Beginning Date before January 1, 2004, and a Participant whose Participation Date occurs on or before the Cycle Beginning Date of the Performance Cycle, a present value factor applicable in determining the Participant’s Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix B based on an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated as shall be determined by the Administrator in his or her sole discretion.

1.41    Participant.    An Eligible Employee or former Eligible Employee who is participating in this Plan pursuant to Article II.

1.42    Participation Date.    With respect to an Eligible Employee, the date (if any) as of which the Eligible Employee shall become a Participant as determined pursuant to Section 2.1.

1.43    Payroll Period.    With respect to an Eligible Employee, a period with respect to which the Eligible Employee receives a pay check or otherwise is paid for services that he or she performs during the period for an Employer.

1.44    Pension Plan.    Danaher Corporation & Subsidiaries Pension Plan or any successor plan thereto, as it may be amended from time to time.

1.45    Performance Cycle.    The three (3) consecutive Plan Years beginning on March 1, 1995 or any successive period of three (3) consecutive Plan Years. Effective January 1, 2004, a period of one (1) Plan Year.

1.46    Performance Share.    One (1) Notional Share.

1.47    Performance Shares Account.    With respect to a Participant, the account maintained on behalf of the Participant to record the Performance Shares (if any) that have been credited on the Participant’s behalf for a Performance Cycle.

1.48    Plan.    Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, as it is set forth herein and as it may be amended from time to time.

1.49    Plan Sponsor.    Danaher Corporation.

1.50    Plan Year.    The period beginning on March 1, 1995 and ending on December 31, 1995, or a calendar year beginning on or after January 1, 1996.

1.51    Rollover Account.    With respect to a Rollover Participant, the account (if any) maintained on behalf of the Rollover Participant to record the Rollover Amount (if any) that has been credited on the Rollover Participant’s behalf and any earnings credited thereto in accordance with the terms of this Plan.

1.52    Rollover Amount.    With respect to a Rollover Participant, the nonforfeitable dollar amount as of a specified date that the Administrator has permitted to be credited under this Plan pursuant to Section 3.5 of this Plan.

1.53    Rollover Participant.    An Employee who elects to transfer to this Plan a nonforfeitable dollar amount previously granted to the Employee under another arrangement maintained by an employer as permitted by the Administrator in his or her sole discretion.

1.54    Salary.    With respect to a Participant for a Payroll Period, the total cash compensation (if any) that is payable to the Participant by any Employer during the Payroll Period and that would be reportable on the Participant’s federal income tax withholding statement (Form W-2), including, but not limited to, salary and overtime pay, but excluding any Bonus that is payable to the Participant during the Payroll Period and any amount of such cash compensation that shall be contributed on the Participant’s behalf as a Salary Deferral Contribution to the 401(k) Plan.

1.55    Salary Deferral Amount.    With respect to a Participant for a Plan Year, an amount of the Participant’s Salary for a Payroll Period during the Plan Year that the Participant has elected to defer pursuant to Section 3.3.

1.56    Salary Deferral Contribution.    The term “Salary Deferral Contribution” shall be defined in this Plan as it shall be defined in the 401(k) Plan.

1.57    Target Bonus.    With respect to a Participant for a Plan Year, the target bonus (if any) that may be earned by the Participant for the Plan Year as determined in accordance with the Plan Sponsor’s bonus program applicable to such Participant as from time to time in effect.

1.58    Target Compensation.    With respect to a Participant for a Performance Cycle, the sum of (a) the Participant’s annual base salary for the first (1st) Plan Year in the Performance Cycle or, if later, the Plan Year in the Performance Cycle during which the Participant’s Participation Date occurs and (b) the Participant’s Target Bonus for the same such Plan Year. Effective January 1, 2004, with respect to a Participant for a Performance Cycle, the sum of (a) the Participant’s annual base salary for the Performance Cycle and (b) the Participant’s Target Bonus for the same such Performance Cycle.

1.59    Trust Agreement.    Trust Agreement for the Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, as it may be amended from time to time.

1.60    Valuation Date.    The monthly or other more frequent periodic date selected by the Administrator to value Benefit Accounts, Deferral Accounts, Rollover Accounts, and Distribution Accounts; provided, however, that the first Valuation Date shall be August 1, 2003. With respect to a Participant whose Eligibility Termination Date does not coincide with a Valuation Date defined in the preceding sentence, the Participant’s Eligibility Termination Date shall be deemed a Valuation Date solely with respect to that Participant.

1.61    Valuation Period.    A period beginning on a Valuation Date and ending on the day before the next succeeding Valuation Date.

1.62    Vesting Percentage.    With respect to a Benefit Amount and Performance Shares credited to a Participant’s Benefit Account, the percentage to be applied to such Benefit Amount and Performance Shares to determine the amount thereof to which the Participant shall have a nonforfeitable right, subject to any provision to the contrary in Section 3.4 or 5.9 or the Trust Agreement.

1.63    Vesting Year of Participation.    Effective January 1, 2004, with respect to a Participant other than a Rollover Participant, a twelve (12)-consecutive month period beginning on (A) the later of (i) January 1, 2004 or (ii) the Participant’s Participation Date, or (B) an anniversary thereof during which the Participant remains an Eligible Employee, where the term “Eligible Employee” shall be defined only as in Sections 1.23(a) and (b) of this Plan; provided, however, that, in the case of a Participant who shall be absent from employment with an Employer for any reason for more than six (6) consecutive weeks, unless otherwise determined by the

Administrator in his or her sole discretion, the Participant shall not be deemed to have remained an Eligible Employee for purposes of this Section and the date as of which any future Years of Participation shall be determined for the Participant shall begin on the date of his or her return (if any) from such absence.

1.64    Year of Participation.    With respect to a Participant other than a Rollover Participant, (i) the ten (10)-consecutive month period beginning on March 1, 1995, and (ii) a twelve (12)-consecutive month period beginning on (A) the Participant’s Participation Date, or (B) an anniversary thereof during which the Participant remains an Eligible Employee, where the term “Eligible Employee” shall be defined only as in Sections 1.23(a) and (b) of this Plan; provided, however, that, in the case of a Participant who shall be absent from employment with an Employer for any reason for more than six (6) consecutive weeks, unless otherwise determined by the Administrator in his or her sole discretion, the Participant shall not be deemed to have remained an Eligible Employee for purposes of this Section and the date as of which any future Years of Participation shall be determined for the Participant shall begin on the date of his or her return (if any) from such absence.

1.65    Year of Service.    With respect to a Participant, a twelve (12)-consecutive month period beginning on the Participant’s employment date with an Employer or an anniversary thereof during which the Participant remains an Employee; provided, however, that, in the case of a Participant who shall be absent from employment with an Employer for any reason for more than six (6) consecutive weeks, unless otherwise determined by the Administrator in his or her sole discretion, the Participant shall not be deemed to have remained an Employee for purposes of this Section and the date as of which any future Years of Service shall be determined for the Participant shall begin on the date of his or her return (if any) from such absence.

1.66    401(k) Plan.    Danaher Corporation & Subsidiaries Savings Plan or any successor thereto, as it may be amended from time to time.

ARTICLE II

PARTICIPATION

2.1    Commencement of Participation.    An Eligible Employee who is an Initial Participant may become a Participant as of March 1, 1995, and any other Eligible Employee may become a Participant as of the date that is the first (1st) day of a month and that coincides with or follows the later of March 1, 1995, or the date that the individual became an Eligible Employee; provided that the Eligible Employee completes an enrollment form and files it with the Administrator within the time period specified by the Administrator.

2.2    Termination of Participation.

(a)    Participant Ceases Being an Eligible Employee.    A Participant who ceases being an Eligible Employee but remains an Employee shall cease being a Participant as of his or her Eligibility Termination Date if the Participant’s Distributable Amount as of such date (as determined subsequent to any crediting of his or her Distribution Account pursuant to Section 3.6 as of such date) equals zero (0) and his or her Option Shares Account (if any) has a zero (0) balance.

(b)    Participant Ceases Being an Employee.    A Participant who ceases being an Employee shall cease being a Participant as of the earlier of the Participant’s date of death or the date as of which the Participant’s Distributable Amount (as determined subsequent to any crediting of his or her Distribution Account pursuant to Section 3.6 as of his or her Eligibility Termination Date) equals zero (0) and his or her Option Shares Account (if any) has a zero (0) balance.

ARTICLE III

ACCOUNTS AND VESTING

3.1    Performance Share Accounts.

(a)    Award of Performance Shares. With respect to each Performance Cycle, the Administrator shall credit Participants’ Performance Shares Accounts with Performance Shares in accordance with the following:

(i)    Eligible Employee on Cycle Beginning Date.    With respect to each Participant whose Participation Date occurred on or before the Cycle Beginning Date of the Performance Cycle, if the Participant shall be an Eligible Employee on the Cycle Beginning Date, the Administrator shall credit the Participant’s Performance Shares Account as of the Cycle Beginning Date (but subsequent to any zeroing of such account pursuant to Section 3.4) with a number of Performance Shares equal to the quotient (rounded to the nearer whole number) of (A) the Participant’s Eligible Compensation and (B) the Common Stock Price as of the Cycle Beginning Date.

(ii)    Eligible Employee After Cycle Beginning Date.    With respect to each Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, the Administrator shall credit the Participant’s Performance Shares Account as of his or her Participation Date with a number of Performance Shares equal to the quotient (rounded to the nearer whole number) of (A) the Participant’s Eligible Compensation and (B) the Common Stock Price as of the Participant’s Participation Date.

(b)    Limitations With Respect To Performance Shares.

(i)    No Shareholder Rights.    A Performance Share has no legal relation to a share of Common Stock and, accordingly, no Participant who has a balance in his or her Performance Shares Account shall be entitled to any dividend, voting, or other rights of a shareholder of Common Stock with respect to the Performance Shares in his or her Performance Shares Account.

(ii)    No Right to Payment.    No payment shall be made for any one (1) or more of the Performance Shares in a Participant’s Performance Shares Account except as provided in Section 4.2.

(iii)    Cancellation of Performance Shares.    The Administrator may cancel all or any number of the Performance Shares in a Participant’s Performance Shares Account with the written consent of the Participant.

(iv)    Adjustments to Performance Shares.    In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, if the Administrator shall determine, in his or her sole discretion, that such change requires adjustments in the number of Performance Shares then credited to Participants’ Performance Shares Accounts, the Administrator shall make such adjustments.

3.2    Option Share Accounts.

(a)    Exercise of Options.    With respect to any Option Gain deferred under this Plan, it is the Plan Sponsor’s intent that: (i) the Participant first exercise the associated Options in a stock-for-stock exercise under the terms of the applicable stock option plan maintained by the Plan Sponsor; (ii) the shares to be returned to the Participant in connection with the stock-for-stock exercise of the Options under the stock option plan shall be issued from the shares of Common Stock available under such stock option plan and shall be equal in number to the shares initially tendered by the Participant in connection with the Option exercise; (iii) with respect to the aggregate market value of the Option Gain, (A) the value of such Option Gain shall be credited to the Participant’s Option Shares Account under this Plan, (B) the stock option plan shall not issue any shares of Common Stock thereunder with respect to such Option Gain, and (C) this Plan shall issue any such shares of Common Stock with respect to the Option Gain from the shares of Common Stock available for issuance under this Plan in accordance with the terms of this Plan.

(b)    Election to Defer.    Subject to this Section, a Participant who is an Eligible Employee (i) may elect prior to the last day of a Plan Year to defer any Option Gain realized as a result of any exercise by the Participant of any Options during the last six (6) months of the next succeeding Plan Year, or (ii) may elect prior to the last day of the sixth (6th) month of a Plan Year to defer any Option Gain realized as a result of any exercise by the Participant of any Options during the first six (6) months of the next succeeding Plan Year.

(c)    Election Procedures.    Subject to any further procedures established by the Administrator pursuant to Article V, a Participant shall make any deferral election that he or she desires to make pursuant to Subsection (b) above by properly completing an election form and filing the form with the Administrator. A Participant may not, at any time, revoke a deferral election made pursuant to this Section.

(d)    Crediting of Gain Shares.    Subject to Subsection (e) below, with respect to each Participant who exercises Options subject to a deferral election made pursuant to Subsection (b) above, if the Participant shall be an Eligible Employee on the respective Option Exercise Date, as soon as administratively possible after the Administrator shall have received notice that the Options have been exercised, the Administrator shall credit the Participant’s Option Shares Account with a number of Gain Shares equal to the quotient (rounded to the nearer hundredth) of (i) the Participant’s Option Gain from the exercise of the Options and (ii) the Common Stock Price as of the Option Exercise Date.

(e)    No Crediting of Gain Shares.    Notwithstanding Subsection (d) above, Gain Shares shall be credited to a Participant’s Option Shares Account with respect to the Participant’s exercise of Options subject to a deferral election made pursuant to Subsection (b) above only in the event that: (i) the Participant shall have delivered pursuant to the applicable stock option plan maintained by the Plan Sponsor shares of Common Stock that the Participant has held for at least six (6) months with an aggregate value equal to the aggregate exercise price of the Options exercised (or proof that the Participant owns such shares); (ii) the Participant shall deliver to the Administrator a check for any federal employment taxes applicable to the deferral of the Option Gain on the exercise of the Options; (iii) the Participant shall have exercised at least 1,000 Options; (iv) the Participant has not already exercised any Options in the same calendar month; and (v) the Option Gain is at least $25,000.

(f)    Crediting of Dividend Shares.    With respect to each Participant who has an Option Shares Account, as soon as administratively possible after any dividend payment date with respect to the Common Stock, the Administrator shall credit the Participant’s Option Shares Account with a number of Dividend Shares equal to the quotient (rounded to the nearer hundredth) of (i) the product of (A) the dividend amount per share of Common Stock and (B) the number of Option Shares credited to his or her Option Shares Account and (ii) the Common Stock Price as of the dividend payment date.

(g)    Limitations With Respect to Option Shares.

(i)    No Shareholder Rights.    No Option Share shall have any legal relation to a share of Common Stock and, accordingly, no Participant who has a balance in his or her Option Shares Account shall be entitled to any dividend, voting, or other rights of a shareholder of Common Stock with respect to the Option Shares in his or her Option Shares Account except as otherwise provided in Subsection (f) above.

(ii)    No Right to Payment.    No payment shall be made for any of the Option Shares in a Participant’s Option Shares Account except as provided in Section 4.3.

(iii)    Adjustments to Option Shares.    In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, if the Administrator shall determine, in his or her sole discretion, that such change requires adjustments in the number of Option Shares then credited to Participants’ Option Shares Accounts, the Administrator shall make such adjustments.

3.3    Deferral Accounts.

(a)    Election to Defer.    Subject to this Section:

(i)    Bonus Deferral Amounts.    A Participant who is an Eligible Employee may elect to have an amount of his or her Target Bonus for a Plan Year, a percentage of his or her Bonus for a Plan Year, or any amount of his or her Bonus as exceeds a specified amount deferred as a Bonus Deferral Amount for the next succeeding Plan Year; provided that the actual amount deferred shall not exceed the Participant’s Bonus.

(ii)    Salary Deferral Amounts.    A Participant who is an Eligible Employee may elect to have an amount of his or her Salary for each Payroll Period in a Plan Year during which he or she shall be an Eligible Employee deferred as a Salary Deferral Amount.

(b)    Election Procedures.    Subject to any further procedures established by the Administrator pursuant to Article V, any election made by a Participant pursuant to Subsection (a) above shall be subject to the procedures described in Paragraphs (i) through (iv) below:

(i)    Initial Opportunity to Defer.

(A)    Bonus Deferral Amounts.    The Participant may elect to have a Bonus Deferral Amount deferred on his or her behalf with respect to the Participant’s Target Bonus or Bonus for the Plan Year in which the Participant’s Participation Date occurs by so indicating on the enrollment form required pursuant to Section 2.1.

(B)    Salary Deferral Amounts.    The Participant may elect to have Salary Deferral Amounts deferred on his or her behalf with respect to the Participant’s Salary for the Plan Year in which the Participant’s Participation Date occurs by so indicating on the enrollment form required pursuant to Section 2.1. Such election shall be effective for Payroll Periods during such Plan Year or the remainder of such Plan Year, as applicable, beginning as soon as administratively possible on or after the latest of (I) April 1, 1995, (II) the Participant’s Participation Date, or (III) the date that the Participant files the properly completed enrollment form with the Administrator.

(ii)    Subsequent Opportunities to Defer.

(A)    Bonus Deferral Amounts.    The Participant may elect to have a Bonus Deferral Amount deferred on his or her behalf with respect to the Participant’s Target Bonus or Bonus for a Plan Year subsequent to the Plan Year in which the Participant’s Participation Date occurs by properly completing an election form and filing the form with the Administrator prior to the first (1st) day of such subsequent Plan Year.

(B)    Salary Deferral Amounts.    The Participant may elect to have Salary Deferral Amounts deferred on his or her behalf with respect to the Participant’s Salary for a Plan Year subsequent to the Plan Year in which the Participant’s Participation Date occurs by properly completing an election form and filing the form with the Administrator prior to the first (1st) day of such subsequent Plan Year. Such election shall be effective for Payroll Periods during the respective Plan Year beginning as soon as administratively possible on or after the first (1st) day of the Plan Year.

(iii)    No Revocations.    A Participant may not, at any time, revoke a previous election with respect to a Bonus Deferral Amount or Salary Deferral Amounts.

(iv)    Termination of Election.    A Participant’s election concerning a Bonus Deferral Amount or Salary Deferral Amounts shall terminate on the earlier of (A) the date as of which the last amount or the only amount, as applicable, designated to be withheld under such election shall be withheld or (B) the Participant’s Eligibility Termination Date.

(c)    Withholding by Employer.

(i)    Bonus Deferral Amounts.    The Employer of a Participant who has in effect an election with respect to a Bonus Deferral Amount pursuant to Subsection (b) above shall withhold the designated Bonus Deferral Amount from the Participant’s Bonus and shall notify the Administrator that such amount was withheld as soon as administratively possible after the withholding thereof.

(ii)    Salary Deferral Amounts.    The Employer of a Participant who has in effect an election with respect to Salary Deferral Amounts pursuant to Subsection (b) above for a Payroll Period shall withhold the designated Salary Deferral Amount from the Participant’s Salary for the Payroll Period and shall notify the Administrator that such amount was withheld as soon as administratively possible after the withholding thereof; provided, however, that, after the first such notice by the Employer to the Administrator, the Employer shall only notify the Administrator of any change in the withholding of Salary Deferral Amounts.

(d)    Crediting of Deferral Amounts.    As soon as administratively possible after the Administrator shall have received notice (or shall be deemed to have received notice pursuant to Subsection (c)(ii) above) that a Bonus Deferral Amount or a Salary Deferral Amount has been withheld on behalf of a Participant, the Administrator shall credit the Participant’s Deferral Account by such amount.

(e)    Crediting of Additional Amounts.

(i)    In General.    As of the last day of each Plan Year and as soon as administratively possible thereafter, the Administrator shall credit to the Deferral Account of each Participant with respect to whom the requirements in Paragraph (ii) below shall be met an amount (if any) that shall be determined by the Administrator in his or her sole discretion and that shall be intended to compensate for employer contributions that may have been foregone by the Participant under the 401(k) Plan, the Pension Plan, or any other qualified plan maintained by an Employer due to the fact that a Bonus Deferral Amount and/or Salary Deferral Amounts were credited to the Participant’s Salary Deferral Account for the Plan Year.

(ii)    Requirements for Additional Amount.    A Participant shall be eligible to have an amount credited to his or her Deferral Account for a Plan Year in accordance with Paragraph (i) above if the following requirements are met with respect to the Participant:

(A)    A Bonus Deferral Amount and/or Salary Deferral Amounts were credited to the Participant’s Salary Deferral Account for the Plan Year;

(B)    The Participant had completed at least one (1) One Year of Service uninterrupted by a One-year Break in Service as of July 1 of the Plan Year;

(C)    The Participant’s Eligibility Termination Date had not occurred as of the last day of the Plan Year; and

(D)    The Participant’s Basic Compensation for the Plan Year does not exceed the Compensation Limitation for the Plan Year;

where, for purposes of this Paragraph, the terms “One Year of Service,” “One-year Break in Service,” “Basic Compensation” and “Compensation Limitation” shall be as defined in the 401(k) Plan, the Pension Plan, or other qualified plan maintained by an Employer, as applicable.

(f)    Crediting of Earnings.

(i)    Elections.    A Participant may elect as the Earnings Crediting Rate that shall apply to all or a designated portion of the Participant’s Deferral Account the earnings rate on one (1) of the investment options that the Administrator shall from time to time designate. A Participant makes his or her initial election of the Earnings Crediting Rate(s) that shall apply to the Participant’s Deferral Account by properly completing an investment option form and filing it with the Administrator. A Participant who has filed an investment option form with the Administrator may elect to change his or her investment election with respect to either the investment of future amounts credited to the Participant’s Deferral Account and/or the investment of all or a designated portion of the current balance of the Participant’s Deferral Account by so designating on a new investment option form and filing the form with the Administrator or, in accordance with procedures adopted by the Administrator, by so notifying the Administrator in any manner acceptable to the Administrator; provided, however, that a Participant may not change his or her investment election with respect to Common Stock and any such election of the Common Stock as an investment option shall be irrevocable and remain in effect until the Participant’s Distributable Amount is distributed pursuant to Section 4.2 of this Plan. Except as otherwise provided by the Administrator with respect to one (1) or more investment options, any initial investment election made pursuant to this Paragraph shall be effective as soon as administratively possible after August 31, 2003, and any subsequent investment election made pursuant to this Paragraph shall be effective as soon as administratively possible after the date that the Participant files the investment option form with the Administrator or otherwise notifies the Administrator of his or her election, and each investment election shall continue in effect until the effective date of a subsequent investment election properly made. Notwithstanding the foregoing, with respect to any Participant who is required to file reports with the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, and the rules promulgated thereunder, if the Participant has elected Common Stock as an investment option that shall apply to all or a portion of his or her Deferred Account, such investment option and Earnings Crediting Rate shall not become effective with respect to any amounts deferred until the earlier of the April 30, July 31, October 31, or January 31 immediately following the date such amounts were deferred, and during the period from the date of deferral until such April 30, July 31, October 31, or January 31, as applicable, the investment options and Earnings Crediting Rate that shall apply to such deferred amounts shall be the fixed income fund investment option, or such other investment option as the Administrator shall determine.

The Administrator shall adopt and may amend procedures to be followed by Participants in electing Earnings Crediting Rate(s) and, pursuant thereto, the Administrator may, among other actions, format investment option forms and establish deadlines for elections.

(ii)    No Election.    The Administrator shall from time to time designate a fixed income fund or other investment option that shall be used to establish the Earnings Crediting Rate that shall apply to the Deferral Account of any Participant who has not made an investment option election pursuant to Subparagraph (i) above.

(iii)    Earnings Credits.    As of each Valuation Date, the Administrator shall determine the Earnings Credit applicable to the Deferral Account of each Participant for the Valuation Period ending on the Valuation Date (or the portion thereof during which the Deferral Account was maintained): (i) if only one (1) Earnings Crediting Rate shall have applied to the Deferral Account pursuant to Subsection (i) above, the Earnings Credit shall equal (A) the Earnings Crediting Rate (on an annual basis) times (B) the balance in the Deferral Account as of the later of the last preceding Valuation Date or the date as of which the Deferral Account was established times (C) the days in the Valuation Period (or portion thereof) divided by (D) 365; and (ii) if more than one (1) Earnings Crediting Rate shall have applied to the Deferral Account pursuant to Subsection (i) above, as applicable, the Earnings Credit shall equal the sum of each amount determined as (A) the Earnings

Crediting Rate (on an annual basis) times (B) the portion of the balance in the Deferral Account as of the later of the last preceding Valuation Date or the date as of which the Deferral Account was established to which such rate applied times (C) the days in the Valuation Period (or portion thereof) divided by (D) 365.

(iv)    Accounting.    As of each Valuation Date, the balance in each Deferral Account maintained as of the Valuation Date shall be determined as the amount calculated in accordance with the following:

(A)    The balance (if any) in the Deferral Account as of the later of the last preceding Valuation Date or the date as of which the Deferral Account was established; plus

(B)    Any amounts credited to the Deferral Account pursuant to Sections 3.3(d) and 3.3(e) of this Plan during the Valuation Period ending on the Valuation Date; plus

(C)    Any positive Earnings Credit determined for the Deferral Account pursuant to Section 3.3(f)(iii) of this Plan during the Valuation Period ending on the Valuation Date; less

(D)    Any negative Earnings Credit determined for the Deferral Account pursuant to Section 3.3(f)(iii) during the Valuation Period ending on the Valuation Date.

(g)    Vesting of Deferral Accounts.    With respect to a Participant, the Participant’s Deferral Account shall be at all times nonforfeitable.

3.4    Benefit Accounts.

(a)    Cyclical Accounting for Performance Cycle Ending December 31, 2003.

(i)    Crediting of Benefit Amounts.    As of December 31, 2003, with respect to a Participant who has a balance in his or her Performance Shares Account, the Administrator shall credit the Participant’s Benefit Account as follows: (1) with a Benefit Amount for the Performance Cycle ending on December 31, 2003, where such Benefit Amount shall equal fifty percent (50%) (rounded to two (2) decimal places) of the product of (i) the number of Performance Shares in the Participant’s Performance Shares Account as of December 31, 2003, and (ii) the Common Stock Price as of December 31, 2003; and (2) with a number of Performance Shares equal to fifty percent (50%) of the number of Performance Shares in the Participant’s Performance Share Account as of December 31, 2003; provided that the Administrator shall account separately for each Benefit Amount credited to a Participant’s Account pursuant to this Subsection.

(ii)    Effect on Performance Shares Account.    The Administrator shall reduce the number of Performance Shares in the Participant’s Performance Shares Account to zero (0).

(iii)    Annual Accounting.    As of December 31, 2003, with respect to each Benefit Amount (if any) in a Participant’s Benefit Account as of such date, the Administrator shall credit earnings on fifty percent (50%) of such Benefit Amount to the Participant’s Benefit Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (i) the Long-term Rate for the Performance Cycle in which the Plan Year occurs and (ii) the sum of (A) fifty percent (50%) of such Benefit Amount and (B) the aggregate amount (if any) of earnings thereon previously credited to the Participant’s Benefit Account pursuant to this Subsection.

(b)    Conversion of Other Benefit Amounts to Performance Shares.    As of January 1, 2004, the Administrator shall convert all of the Benefit Amounts in a Participant’s Benefit Account that previously were not credited with earnings at the Long-term Rate for a Performance Cycle under Paragraph (a)(iii) above to Performance Shares by crediting the Participant’s Benefit Account with a number of Performance Shares equal to the quotient of (1) the aggregate of such Benefit Amounts, divided by (2) the Common Stock Price on January 1, 2004, and then debiting the Participant’s Benefit Account by the aggregate of such Benefit Amounts.

(c)    Cyclical Accounting for Performance Cycles Beginning on or After January 1, 2004.    Effective January 1, 2004, as of each Cycle Beginning Date of a Performance Cycle, or Participation Date, that the Participant’s Performance Shares Account is credited with Performance Shares pursuant Section 3.1(a), the Administrator shall credit each Participant’s Benefit Account with the number of Performance Shares in the Participant’s Performance Share Account as of such date and then the Administrator shall reduce the number of Performance Shares in the Participant’s Performance Share Account to zero (0).

(d)    Earnings Credits.

(i)    Performance Shares.    The investment option and Earnings Crediting Rate applicable to the Performance Shares in the Benefit Account of each Participant shall be Common Stock. As of each Valuation Date on or after January 1, 2004, the Administrator shall determine the Earnings Credit applicable to the Performance Shares in the Benefit Account of each Participant for the Valuation Period ending on the Valuation Date (or the portion thereof during which the Deferral Account was maintained): the Earnings Credit for the Common Stock investment option shall equal (A) the Earnings Crediting Rate (on an annual basis) times (B) the balance in the Benefit Account as of the later of the last preceding Valuation Date or the date as of which the Benefit Account was established times (C) the days in the Valuation Period (or portion thereof) divided by (D) 365.

(ii)    Benefit Amounts.    As of the last day of each Plan Year beginning on or after January 1, 2004, with respect to each Benefit Amount (if any) in a Participant’s Benefit Account as of the first (1st) day of such Plan Year other than Benefit Amounts consisting of Performance Shares, the Administrator shall credit earnings on such Benefit Amount to the Participant’s Benefit Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (i) the Long-term Rate for the Performance Cycle in which the Plan Year occurs and (ii) the sum of (A) such Benefit Amount and (B) the aggregate amount (if any) of earnings thereon previously credited to the Participant’s Benefit Account.

(iii)    Accounting.    As of each Valuation Date, the balance in each Benefit Account maintained as of the Valuation Date shall be determined as the amount calculated in accordance with the following:

(A)    The balance (if any) in the Benefit Account as of the later of the last preceding Valuation Date or the date as of which the Benefit Account was established; plus

(B)    Any amounts credited to the Benefit Account pursuant to Section 3.4(c) of this Plan during the Valuation Period ending on the Valuation Date; plus

(C)    Any amounts credited to the Benefit Account pursuant to Section 3.4(e) of this Plan during the Valuation Period ending on the Valuation Date; plus

(D)    Any positive Earnings Credit determined for the Benefit Account pursuant to Section 3.4(d)(i) and 3.4(d)(ii) of this Plan during the Valuation Period ending on the Valuation Date; less

(E)    Any negative Earnings Credit determined for the Benefit Account pursuant to Section 3.4(d)(i) during the Valuation Period ending on the Valuation Date.

(e)    Accounting at Eligibility Termination Date.     As of the Eligibility Termination Date of a Participant, the Administrator shall take consecutively the actions in Paragraphs (i) through (iv) below, as applicable, which such actions shall be taken subsequently to the actions to be taken by the Administrator pursuant to Subsections (c) and (d):

(i)    Discretionary Crediting of Performance Shares.    If the Participant’s Eligibility Termination Date precedes the Cycle Ending Date of a Performance Cycle, the Administrator may, in his or her sole discretion, credit the Participant’s Benefit Account with a number of Performance Shares for the Performance Cycle in which such Eligibility Termination Date occurs equal to the number of Performance Shares credited to such Benefit Account on the Cycle Beginning Date of such Performance Cycle.

(ii)    Effect on Performance Shares Account.    Except as otherwise provided in Paragraph (i) above, unless the Participant’s Eligibility Termination Date coincides with the Cycle Ending Date of a Performance Cycle, the Administrator shall reduce the number of Performance Shares in the Participant’s Benefit Account by the number of Performance Shares credited to such Benefit Account on the Cycle Beginning Date for the Performance Cycle or, if later, the Participant’s Participation Date.

(iii)    Determination of Vesting Percentages.     The Administrator shall determine the Vesting Percentage applicable to the Benefit Amounts including Performance Shares and any earnings thereon in the Participant’s Benefit Account, in accordance with the following:

(A)     Age and Service Vesting.

(1)    If the Participant has both attained age fifty-five (55) and completed at least five (5) Years of Service, the Participant’s Vesting Percentage applicable to the Benefit Amounts including Performance Shares and any earnings thereon shall be one hundred percent (100%).

(2)    Effective January 1, 2004, if such Paragraph (A)(1) above does not apply and if the Participant has completed at least five (5) Years of Participation, the Participant’s Vesting Percentage applicable to the Benefit Amounts including Performance Shares and any earnings thereon shall be determined as follows:

VESTING YEARS OF PARTICIPATION	VESTING PERCENTAGE
1	10%
2	20%
3	30%
4	40%
5	50%
6	60%
7	70%
8	80%
9	90%
10	100%

(B)    Vesting at Death.    If the Participant has died, the Participant’s Vesting Percentage applicable to the Benefit Amounts including Performance Shares and any earnings thereon shall be one hundred percent (100%).

(C)    Partial Vesting for Initial Participants.    If the Participant is an Initial Participant and neither Subparagraph (A)(1) nor Subparagraph (B) above applies to the Participant, the Participant’s Vesting Percentage applicable to the Benefit Amounts including Performance Shares and any earnings thereon that correlate with the Benefit Amounts previously credited for the Performance Cycle beginning on March 1, 1995 shall be sixty-six and two-thirds percent (66-2/3%); provided, however, that an Initial Participant’s Vesting Percentage may increase based upon his or her Vesting Years of Participation pursuant to Subparagraph (A)(2) above (e.g., after completion of five (5) Years of Participation and seven (7) Vesting Years of Participation, an Initial Participant’s Vesting Percentage will be seventy percent (70%)).

(D)    No Vesting.    Except as otherwise provided in Subparagraph (A), (B), or (C) above, the Participant’s Vesting Percentage applicable to each such Benefit Amount including Performance Shares plus any such earnings thereon shall be zero percent (0%).

(E)    Gross Misconduct Exception to Vesting.    Notwithstanding Subparagraph (A), (B) or (C) above, if the Administrator determines, in his or her sole discretion, that the circumstances of and/or surrounding the Participant’s ceasing to be an Eligible Employee constitute gross misconduct on the part of the Participant, the Administrator may, in his or her sole discretion, determine that the Participant’s Vesting Percentage applicable to the Benefit Amounts and the Performance Shares and earnings thereon shall be zero percent (0%).

(iv)    Forfeiture and Reduction of Benefit Account.    If the Administrator determines pursuant to Paragraph (ii) above that the Participant’s Vesting Percentage with respect to the Benefit Amounts including Performance Shares and earnings thereon, is less than one hundred percent (100%), the Administrator shall forfeit all or a portion of such Benefit Amount including Performance Shares plus any earnings thereon by (A) reducing pro rata the Benefit Amounts and Performance Shares by the product (rounded to two (2) decimals) of (I) the Benefit Amounts and (II) the difference between one hundred percent (100%) and the applicable Vesting Percentage and (B) reducing any such earnings by the product (rounded to two (2) decimals) of (I) the amount of such earnings and (II) the difference between one hundred percent (100%) and the applicable Vesting Percentage.

(v)    Crediting of Earnings and Debiting of Losses.    In the event that a Participant’s Eligibility Termination Date is neither a Valuation Date nor the last day of a Plan Year, such Eligibility Termination Date shall be deemed to be a Valuation Date and the last day of the Plan Year, and the Administrator shall determine the applicable Earnings Credits (if any) and value the Participant’s Benefit Account in accordance with Section 3.4(d).

3.5    Rollover Accounts.

(a)    Crediting of Rollover Amount.    As soon as administratively possible following the Administrator’s determination of the Rollover Amount with respect to a Rollover Participant, the Administrator shall credit to the Rollover Account of the Rollover Participant the Rollover Amount (if any) that shall be determined by the Administrator in his or her sole discretion.

(b)    Crediting of Earnings.

(i)    Elections.    A Rollover Participant may elect as the Earnings Crediting Rate that shall apply to all or a designated portion of the Rollover Participant’s Rollover Account the earnings rate on one (1) of the investment options that the Administrator shall from time to time designate. A Rollover Participant make his or her initial election of the Earnings Crediting Rate(s) that shall apply to the Rollover Participant’s Rollover Account by properly completing an investment option form and filing it with the Administrator. A Rollover Participant who has filed an investment option form with the Administrator may elect to change his or her investment election with respect to either the investment of future amounts credited to the Rollover Participant’s Rollover Account and/or the investment of all or a designated portion of the current balance of the Rollover Participant’s Rollover Account by so designating on a new investment option form and filing the form with the Administrator or, in accordance with procedures adopted by the Administrator, by so notifying the Administrator in any manner acceptable to the Administrator; provided, however, that a Participant may not change his or her investment election of Common Stock and any such election of Common Stock as an investment option shall be irrevocable and remain in effect until the Participant’s Distributable Amount is distributed pursuant to Section 4.2 of this Plan. Except as otherwise provided by the Administrator with respect to one (1) or more investment options, any initial investment election made pursuant to this Paragraph shall be effective as soon as administratively possible after August 31, 2003, and any subsequent investment election made pursuant to this

Paragraph shall be effective as soon as administratively possible after the date that the Rollover Participant files the investment option form with the Administrator or otherwise notifies the Administrator of his or her election, and each investment election shall continue in effect until the effective date of a subsequent investment election properly made.

The Administrator shall adopt and may amend procedures to be followed by Rollover Participants in electing Earnings Crediting Rate(s) and, pursuant thereto, the Administrator may, among other actions, format investment option forms and establish deadlines for elections.

(ii)    No Election.    The Administrator shall from time to time designate a fixed income fund or other investment option that shall be used to establish the Earnings Crediting Rate that shall apply to the Rollover Account of any Rollover Participant who has not made an investment option election pursuant to Subparagraph (i) above.

(iii)    Earnings Credits.    As of each Valuation Date, the Administrator shall determine the Earnings Credit applicable to the Rollover Account of each Rollover Participant for the Valuation Period ending on the Valuation Date (or the portion thereof during which the Rollover Account was maintained): (i) if only one (1) Earnings Crediting Rate shall have applied to the Rollover Account pursuant to Subsection (i) above, the Earnings Credit shall equal (A) the Earnings Crediting Rate (on an annual basis) times (B) the balance in the Rollover Account as of the later of the last preceding Valuation Date or the date as of which the Rollover Account was established times (C) the days in the Valuation Period (or portion thereof) divided by (D) 365; and (ii) if more than one (1) Earnings Crediting Rate shall have applied to the Rollover Account pursuant to Subsection (i) above, as applicable, the Earnings Credit shall equal the sum of each amount determined as (A) the Earnings Crediting Rate (on an annual basis) times (B) the portion of the balance in the Rollover Account as of the later of the last preceding Valuation Date or the date as of which the Rollover Account was established to which such rate applied times (C) the days in the Valuation Period (or portion thereof) divided by (D) 365.

(iv)    Accounting.    As of each Valuation Date, the balance in each Rollover Account maintained as of the Valuation Date shall be determined as the amount calculated in accordance with the following:

(A)    The balance (if any) in the Rollover Account as of the later of the last preceding Valuation Date or the date as of which the Rollover Account was established; plus

(B)    Any positive Earnings Credit determined for the Rollover Account pursuant to Section 3.5(b)(iii) of this Plan during the Valuation Period ending on the Valuation Date; less

(C)    Any negative Earnings Credit determined for the Rollover Account pursuant to Section 3.5(b)(iii) during the Valuation Period ending on the Valuation Date.

3.6    Distribution Accounts.

(a)    Accounting at Eligibility Termination Date.    As of the Eligibility Termination Date of a Participant, the Administrator shall take consecutively the actions in Paragraphs (i) and (ii) below, as applicable, which such actions shall be taken subsequently to the actions to be taken by the Administrator pursuant to Sections 3.3(f), 3.4(d), 3.4(e), and 3.5(b):

(i)    Crediting of Distributable Amount.    The Administrator shall credit to the Participant’s Distribution Account the sum of (A) the balance (if any) in his or her Benefit Account, and (B) the balance (if any) in his or her Deferral Account (if any), and (C) the balance (if any) in his or her Rollover Account (if any), and any and all investment elections in effect with respect to each of such balances as of the Participant’s Eligibility Termination Date shall be maintained in full force and effect.

(ii)     Effect on Benefit Account, Deferral Account, and Rollover Account.    The Administrator shall reduce the balance (if any) in the Participant’s Benefit Account, the balance (if any) in the Participant’s Deferral Account (if any), and the balance (if any) in the Participant’s Rollover Account (if any) to zero dollars ($0).

(b)    Crediting of Earnings.

(i)    Performance Shares.    With respect to the Performance Shares in a Participant’s Distribution Account, the Administrator shall take the following actions during the period beginning on a Participant’s Eligibility Termination Date and ending on the Participant’s Employment Termination Date:

(A)    Accounting on Valuation Dates.    As of each Valuation Date during the aforementioned period, the Administrator shall credit earnings (if any) to the Performance Share in the Participant’s Distribution Account in accordance with the methodology set forth under Section 3.4(d)(i) of this Plan.

(B)    Accounting at Employment Termination Date.    In the event that a Participant’s Employment Termination Date is not a Valuation Date, such Employment Termination Date shall be deemed to be a Valuation Date and the Administrator shall credit earnings (if any) to the Performance Shares in the Participant’s Distribution Account in accordance with the methodology set forth under Section 3.4(d)(i) of this Plan.

(ii)    Prior Deferral Account and Rollover Account Balances.    With respect to the portion of a Participant’s Distribution Account previously transferred from his or her Deferral Account and/or Rollover Account and not consisting of Performance Shares, the Administrator shall take the following actions during the period beginning on a Participant’s Eligibility Termination Date and ending on the Participant’s Employment Termination Date:

(A)    Accounting on Valuation Dates.    As of each Valuation Date during the aforementioned period, the Administrator shall credit earnings (if any) to such portion of the Participant’s Distribution Account in accordance with the methodology set forth under Section 3.3(f)(iii).

(B)    Accounting at Employment Termination Date.    In the event that a Participant’s Employment Termination Date is not a Valuation Date, such Employment Termination Date shall be deemed to be a Valuation Date and the Administrator shall credit earnings (if any) on such portion of a Participant’s Distribution Account in accordance with Section 3.3(f)(iii) and/or 3.5(b)(iii), as applicable.

(iii)    Balance of Distribution Account.    With respect to the balance of a Participant’s Distribution Account after the crediting of earnings under Paragraphs (i) and (ii) above, the Administrator shall take the following actions during the period beginning on the Participant’s Eligibility Termination Date and ending on the Participant’s Employment Termination Date:

(A)    Annual Accounting Before Employment Termination Date.    As of the last day of each Plan Year during the aforementioned period, the Administrator shall credit earnings to the Distribution Account (if any) of each Participant whose Employment Termination Date has not occurred by the last day of the Plan Year, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which the Plan Year occurs, (B) the sum of the monthly balances in the Distribution Account during the Plan Year not otherwise credited with earnings under Paragraph (i) or (ii) above, and (C) the quotient (rounded to four (4) decimal places) of (I) the number of whole months during the Plan Year in which the Distribution Account had a balance, and (II) twelve (12).

(B)    Accounting at Employment Termination Date.    As of the Employment Termination Date of a Participant, if such date is later than the Participant’s Eligibility Termination Date, the Administrator shall credit earnings to the Participant’s Distribution Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which the Participant’s Employment Termination Date occurred, (B) the sum of the monthly balances in the Participant’s Distribution Account during the Plan Year in which his or her Employment Termination Date occurred not otherwise credited with earnings under Paragraph (i) or (ii) above, and (C) the quotient (rounded to four (4) decimal places) of (I) the number of whole months during such Plan Year in which the Participant’s Distribution Account had a balance, and (II) twelve (12).

(iv)    Annual Accounting Following Employment Termination Date.    With respect to a Participant whose Employment Termination Date has occurred but who is receiving, or a deceased Participant whose Beneficiary or Beneficiaries are receiving, installment distributions of the Participant’s Distributable Amount pursuant to Section 4.2, as of each anniversary date of the Participant’s Employment Termination Date, the Administrator shall credit earnings to the Participant’s Distribution Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which such anniversary date occurs and (B) the balance in the Participant’s Distribution Account as of such anniversary date.

ARTICLE IV

DISTRIBUTION OF BENEFITS

4.1    Election of Form and Medium of Distribution to Participant.    At the time a Participant completes the enrollment form required by Section 2.1 and at any other such times as the Administrator, in his or her sole discretion, may prescribe:

(a)    The Participant may elect, in accordance with procedures established by the Administrator, to receive the Participant’s Distributable Amount (if any) and/or any shares of Common Stock representing a distribution of the Participant’s Option Shares Account (if any) payable upon his or her Employment Termination Date in one of the following forms of distribution:

(i)    a lump-sum distribution; or

(ii)    if the Participant has (A) both attained age fifty-five (55) and completed at least five (5) Years of Service or (B), effective January 1, 2004, completed fifteen (15) Years of Participation, annual installments over two (2), five (5) or ten (10) years.

(b)    The Participant may elect, in accordance with procedures established by the Administrator, to receive any such lump-sum distribution or annual installments in cash, in shares of Common Stock, or partially in cash and partially in shares of Common Stock; provided, however, that any Performance Shares and any other portion of the Participant’s Distributable Amount with respect to which the Participant previously elected Common Stock as an investment option shall be paid in shares of Common Stock in accordance with Section 4.2(d).

4.2    Distributions Upon Termination of Employment. Subject to Article V:

(a)    Available Benefits.    Upon the Employment Termination Date of a Participant, the Participant or his or her Beneficiary or Beneficiaries, if the Participant has died, shall be eligible to receive payment of the Distributable Amount.

(b)    Form and Medium of Payment.

(i)    Payment to Participant.    A Participant who is eligible for payment of the Distributable Amount pursuant to Subsection (a) above shall receive the Distributable Amount in the form and medium elected by the Participant on the most recent election form filed by the Participant pursuant to Section 4.1 prior to the Plan Year in which his or her Employment Termination Date occurs; provided, however, that:

(A)    any Performance Shares and any other portion of the Participant’s Distributable Amount with respect to which the Participant previously elected Common Stock as the investment option shall be paid in shares of Common Stock; and

(B)    subject to Paragraph (A) above, if no such election form was filed with the Administrator, the Distributable Amount shall be paid as a lump-sum distribution in cash.

(ii)    Payment to Beneficiary.    A Beneficiary of a deceased Participant who is eligible for payment of all or part of the Distributable Amount pursuant to Subsection (a) above shall receive all or such part, as applicable, of the Distributable Amount as a lump-sum distribution in cash and in shares of Common Stock to the extent of the Performance Shares (if any) and any other portion of the Participant’s Distributable Amount with respect to which the Participant previously elected Common Stock as the investment option.

(c)    Timing of Payment.    The Distribution Date for payment of the Distributable Amount in accordance with Subsections (a) and (b) above shall be the earliest date administratively possible within the ninety (90)-day period following the respective Participant’s Employment Termination Date.

(d)    Payment in Common Stock.    If all or part of a Participant’s Distributable Amount shall be paid in shares of Common Stock (treasury shares, authorized and unissued shares, authorized and issued shares, or a combination of the foregoing), the Administrator shall calculate the number of such shares of Common Stock as follows:

(i)    With respect to the portion of the Distributable Amount not represented by Performance Shares, as the quotient (rounded to two decimal places) of (A) such portion of the Distributable Amount and (B) the Common Stock Price as of the Participant’s Employment Termination Date.

(ii)    With respect to the portion of the Distributable Amount represented by Performance Shares, as the product of (A) the number of Performance Shares and (B) the Common Stock Price as of the Participant’s Employment Termination Date.

(e)    Payment of Installment Distributions.    After the Distribution Date of a Participant who shall receive installment distributions of the Distributable Amount, each subsequent installment distribution that shall be due shall be paid to the Participant as of the next succeeding anniversary of the Participant’s Employment Termination Date; provided, however, that, in the event of the death of the Participant before all such installment distributions shall be made, all or part, as applicable, of the total of the remaining installment distributions shall be paid as of the next succeeding anniversary of the Participant’s Employment Termination Date to the Participant’s Beneficiary or each of his or her Beneficiaries, as applicable; provided, however, that if the Participant elected to receive the Distributable Amount in the form of annual installments and the Participant dies prior to receiving all of such annual installments, the Administrator may, in his or her sole discretion, allow the Beneficiary of the deceased Participant to continue receiving installment payments rather than receiving such remaining payments as a lump sum.

(f)    Administrative Matters.    Subject to Section 8.5, the Administrator may, in his or her sole discretion, delay the Distribution Date for the benefits payable to or on behalf of a Participant to the extent necessary to determine the benefits properly.

4.3    Distribution of Option Shares Accounts.    Subject to Article V:

(a)    Available Benefits.    Upon the Employment Termination Date of a Participant, the Participant or his or her Beneficiary or Beneficiaries, if the Participant has died, shall be eligible to receive payment of the Option Shares in the Participant’s Option Shares Account in accordance with this Section.

(b)    Form of Payment.

(i)    Payment to Participant.    As of the Distribution Date defined in accordance with Section 4.2(c), a Participant who is eligible for payment of the Option Shares in the Participant’s Option Shares Account pursuant to Subsection (a) above shall receive, calculated as of the Participant’s Employment Termination Date, either (A) one (1) payment of a number of shares of Common Stock equal to the number of Option Shares in the Participant’s Option Shares Account, or (B) one (1) installment payment of a number of shares of Common Stock equal to the quotient of: (1) the number of Option Shares in the Participant’s Option Shares Account and (2) the number of installment payments elected by the Participant on the most recent election form filed by the Participant pursuant to Section 4.1 prior to the Plan Year in which his or her Employment Termination Date occurs; provided, however, that, if no such election form was filed with the Administrator, a lump-sum distribution shall be paid.

(ii)    Payment to Beneficiary.    As of the Distribution Date determined in accordance with Section 4.2(c), a Beneficiary of a deceased Participant who is eligible for payment of all or some of the Option Shares in the Participant’s Option Shares Account pursuant to Subsection (a) above shall receive, calculated as of the Participant’s Employment Termination Date, the Beneficiary’s share of the number of shares of Common Stock as equals the number of Option Shares in the Participant’s Option Shares Account.

(c)    Payment of Installment Distributions.    After the Distribution Date of a Participant who shall receive installment distributions of the Option Shares in the Participant’s Option Shares Account, each subsequent installment distribution that shall be due shall be paid to the Participant as of the next succeeding anniversary of the Participant’s Employment Termination Date, where the amount of each installment distribution shall be equal to the amount of the first such installment distribution, as calculated pursuant to Subsection (b)(i) above, except that an installment distribution due after any additional Dividend Shares are credited to a Participant’s Option Shares Account pursuant to Section 3.2 shall include such Dividend Shares; provided, however, that, in the event of the death of the Participant before all such installment distributions shall be made, all or part, as applicable, of the total of the remaining installment distributions shall be paid as of the next succeeding anniversary of the Participant’s Employment Termination Date to the Participant’s Beneficiary or each of his or her Beneficiaries, as applicable; provided, however, that if the Participant elected to receive the Option Shares in the form of installments and the Participant dies prior to receiving all of such installments, the Administrator may, in his or her sole discretion, allow the Beneficiary of the deceased Participant to continue receiving installment payments rather than receiving such remaining payments as a lump sum.

(d)    Cash for Withholding Taxes.    Notwithstanding Subsections (b) and (c) above, a Participant or a Beneficiary of a deceased Participant may request, in accordance with procedures established by the Administrator, that a distribution in cash be made to the extent required for him or her to pay any withholding taxes attributable thereto.

(e)    Administrative Matters.    Subject to Section 8.5, the Administrator may, in his or her sole discretion, delay the distribution date for the benefits payable to or on behalf of a Participant to the extent necessary to determine the benefits properly.

4.4    In-service Distribution from Deferral Accounts.    The Administrator may, but shall not be required to, establish procedures under which an in-service distribution may be made to a Participant of Bonus Deferral Amounts or Salary Deferral Amounts in his or her Deferral Account (if any) in the event that the Participant has an unforeseeable emergency, as described in Subsection (a) below, and the distribution is reasonably needed to satisfy the unforeseeable emergency, as described in Subsection (b) below:

(a)    Unforeseeable Emergency.    With respect to a Participant, an unforeseeable emergency is severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a “dependent” of the Participant, as such term shall be defined in Code Section 152(a); loss of the Participant’s property due to casualty; or another similar extraordinary and unforeseeable set of circumstances arising as a result of events beyond the control of the Participant.

(b)    Distribution Reasonably Necessary to Satisfy Emergency.    A distribution shall be deemed to be reasonably necessary to satisfy a Participant’s unforeseeable emergency if the following requirements are met:

(i)    The distribution does not exceed the amount of the Participant’s financial need plus amounts necessary to pay any income taxes or penalties reasonably anticipated to result from the distribution;

(ii)    The Participant’s financial need cannot be relieved:

(A)    Through reimbursement or compensation by insurance or otherwise,

(B)    By liquidation of the Participant’s assets, to the extent that such liquidation would not itself cause severe financial hardship, or

(C)    By the termination of the Participant’s election (if any) with respect to a Bonus Deferral Amount or Salary Deferral Amounts.

4.5    Beneficiaries.    The Administrator shall provide to each new Participant a form on which he or she may designate (a) one or more Beneficiaries who shall receive all or a portion of the Distributable Amount upon the Participant’s death, including any Beneficiary who shall receive any such amount only in the event of the death of another Beneficiary; and (b) the percentages to be paid to each such Beneficiary (if there is more than one). A Participant may change his or her or her Beneficiary designation from time to time by filing a new form with the Administrator. No such Beneficiary designation shall be effective unless and until the Participant has properly filed the completed form with the Administrator, and a Beneficiary designation form that designates the spouse of a Participant as his Beneficiary (whether or not any other Beneficiary is also designated) shall be void with respect to the designation of the spouse upon the divorce of the Participant and the spouse with the result that the Participant’s former spouse shall not be a Beneficiary unless the Participant files a new form with the Administrator and designates his or her former spouse as a Beneficiary.

If a deceased Participant is not survived by a designated Beneficiary or if no Beneficiary was effectively designated, upon the Participant’s death, any benefit to which the Participant was then entitled shall be paid in a lump-sum distribution in cash to the Participant’s spouse and, if there is no spouse, to the Participant’s estate. If a designated Beneficiary is living at the death of the Participant but dies before receiving any or all of the benefit to which the Beneficiary was entitled, such benefit or the remaining portion of such benefit shall be paid in a lump-sum distribution in cash to the estate of the deceased Beneficiary.

ARTICLE V

CLAIMS AND ADMINISTRATION

5.1    Applications.    A Participant or the Beneficiary of a deceased Participant who is or may be entitled to benefits under this Plan shall apply for such benefits in writing if and as required by the Administrator, in his or her sole discretion.

5.2    Information and Proof.    A Participant or the Beneficiary of a deceased Participant shall furnish all information and proof required by the Administrator for the determination of any issue arising under the Plan including, but not limited to, proof of marriage to a Participant or a certified copy of the death certificate of a Participant. The failure by a Participant or the Beneficiary of a deceased Participant to furnish such information or proof promptly and in good faith, or the furnishing of false or fraudulent information or proof by the Participant or Beneficiary, shall be sufficient reason for the denial, suspension, or discontinuance of benefits thereto and the recovery of any benefits paid in reliance thereon.

5.3    Notice of Address Change.    Each Participant and any Beneficiary of a deceased Participant who is or may be entitled to benefits under this Plan shall notify the Administrator in writing of any change of his or her address.

5.4    Claims Procedure.

(a)    Claim Denial.    The Administrator shall provide adequate notice in writing to any Participant or Beneficiary of a deceased Participant whose application for benefits, made in accordance with Section 5.1 of this Plan, has been wholly or partially denied. Such notice shall include the reason(s) for denial, including references, when appropriate, to specific Plan or Trust Agreement provisions; a description of any additional information necessary for the claimant to perfect the claim, if applicable and an explanation of why such information is necessary; and a description of the claimant’s right to appeal under Subsection (b) below.

The Administrator shall furnish such notice of a claim denial within ninety (90) days after the date that the Administrator received the claim. If special circumstances require an extension of time for deciding a claim, the Administrator shall notify the claimant in writing thereof within such ninety (90)-day period and shall specify the date a decision on the claim shall be made, which shall not be more than one hundred eighty (180) days after the date that the Administrator received the claim. Then, the Administrator shall furnish any denial notice on the claim by the later date so specified.

(b)    Appeal Procedure.    A claimant or his or her duly authorized representative shall have the right to file a written request for review of a claim denial within sixty (60) days after receipt of the denial, to review pertinent documents, records and other information relevant to his or her claim without charge (including items used in the determination, even if not relied upon in making the final determination and items demonstrating consistent application and compliance with this Plan’s administrative processes and safeguards), and to submit comments, documents, records, and other information relating to the claim, even if the information was not submitted or considered in the initial determination.

(c)    Decision Upon Appeal.    In considering an appeal made in accordance with Subsection (b) above, the Administrator shall review and consider any written comments, documents, records, and other information relating to the claim, even if the information was not submitted or considered in the initial determination by the claimant or his or her duly authorized representative. The claimant or his or her representative shall not be entitled to appear in person before any representative of the Administrator.

The Administrator shall issue a written decision on an appeal within sixty (60) days after the date the Administrator receives the appeal together with any written comments relating thereto. If special circumstances require an extension of time for a decision on an appeal, the Administrator shall notify the claimant in writing thereof within such sixty (60)-day period. Then, the Administrator shall furnish a written decision on the appeal as soon as possible but no later than one hundred twenty (120) days after the date that the Administrator received the appeal. The decision on the appeal shall be written in a manner calculated to be understood by the claimant and shall include specific references to the pertinent Plan provisions on which the decision is based. If the claimant loses on appeal, the decision shall include the following information provided in a manner calculated to be understood by the claimant: (1) the specific reason(s) for the adverse determination; (2) reference to the specific Plan provisions on which the determination is based; (3) a statement of the claimant’s right to receive at no cost information and copies of documents relevant to the claim, even if such information was not relied upon in making determinations; and (4) a statement of the claimant’s rights to sue under ERISA.

5.5    Status, Responsibilities, Authority and Immunity of Administrator.

(a)    Appointment and Status of Administrator.    The Plan Sponsor shall appoint the Administrator. The Plan Sponsor may remove the Administrator and appoint another Administrator or, if the Administrator is a committee, the Plan Sponsor may remove any or all members of the committee and appoint new members. The Administrator shall be the “administrator” of the Plan, as such term shall be defined in Section 3(16)(A) of ERISA.

(b)    Responsibilities and Discretionary Authority.    The Administrator shall have absolute and exclusive discretion to manage the Plan and to determine all issues and questions arising in the administration, interpretation, and application of the Plan and the Trust Agreement, including, but not limited to, issues and questions relating to a Participant’s eligibility for Plan benefits and to the nature, amount, conditions, and duration of any Plan benefits. Furthermore, the Administrator shall have absolute and exclusive discretion to formulate and to adopt any and all standards for use in calculations required in connection with the Plan and rules, regulations, and procedures that he or she deems necessary or desirable to effectuate the terms of the Plan; provided, however, that the Administrator shall not adopt a rule, regulation, or procedure that shall conflict with this Plan or the Trust Agreement. Subject to the terms of any applicable contract or agreement, any interpretation or application of this Plan or the Trust Agreement by the Administrator, or any rules, regulations, and procedures duly adopted by the Administrator, shall be final and binding upon Employees, Participants, Beneficiaries, and any and all other persons dealing with the Plan.

(c)    Delegation of Authority and Reliance on Agents.    The Administrator may, in his or her discretion, allocate ministerial duties and responsibilities for the operation and administration of the Plan to one or more persons, who may or may not be Employees, and employ or retain one or more persons, including accountants and attorneys, to render advice with regard to any responsibility of the Administrator.

(d)    Reliance on Documents.    The Administrator shall incur no liability in relying or in acting upon any instrument, application, notice, request, letter, or other paper or document believed by the Administrator to be genuine, to contain a true statement of facts, and to have been executed or sent by the proper person.

(e)    Immunity and Indemnification of Administrator.    The Administrator shall not be liable for any of his or her acts or omissions, or the acts or omissions of any employee or agent authorized or retained pursuant to Subsection (c) above by the Administrator, except any act of the Administrator or any such person as constitutes gross negligence or willful misconduct. The Plan Sponsor shall indemnify the Administrator, to the fullest extent permitted by law, if the Administrator is ever made a party or is threatened to be made a party to any threatened, pending, or completed action, suit, claim, or proceeding, whether civil, criminal, administrative, or investigative (including, but not limited to, any action by or in the right of the Plan Sponsor), by reason of the fact that the Administrator is or was, or relating to the Administrator’s actions as, the Administrator, against any expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement that the Administrator incurs as a result of, or in connection with, such action, suit, claim, or proceeding, provided that the Administrator had no reasonable cause to believe that his or her conduct was unlawful.

5.6    Enrollment, Deferral Election and Other Procedures.    The Administrator shall adopt and may amend procedures to be followed by Eligible Employees and Participants in electing to participate in this Plan, in electing to have Bonus Deferral Amounts and Salary Deferral Amounts made on their behalf, in selecting a form of distribution of any Distributable Amount, and in taking any other actions required thereby under this Plan.

5.7    Correction of Prior Incorrect Allocations.    Notwithstanding any other provisions of this Plan, in the event that an adjustment to a Performance Shares Account, Benefit Account, Deferral Account, Option Shares Account, Rollover Account, or Distribution Account shall be required to correct an incorrect allocation to such account, the Administrator shall take such actions as he or she deems, in his or her sole discretion, to be necessary or desirable to correct such prior incorrect allocation.

5.8    Facility of Payment.    If the Administrator shall determine that a Participant or the Beneficiary of a deceased Participant to whom a benefit is payable is unable to care for his or her affairs because of illness, accident or other incapacity, the Administrator may, in his or her discretion, direct that any payment otherwise due to the Participant or Beneficiary be paid to the legal guardian or other representative of the Participant or Beneficiary. Furthermore, the Administrator may, in his or her discretion, direct that any payment otherwise due to a minor Participant or Beneficiary of a deceased Participant be paid to the guardian of the minor or the person having custody of the minor. Any payment made in accordance with this Section to a person other than a Participant or the Beneficiary of a deceased Participant shall, to the extent thereof, be a complete discharge of the Plan’s obligation to the Participant or Beneficiary.

5.9    Unclaimed Benefits.    If the Administrator cannot locate a Participant or the Beneficiary of a deceased Participant to whom payment of benefits under this Plan shall be required, following a diligent effort by the Administrator to locate the Participant or Beneficiary, such benefit shall be forfeited.

ARTICLE VI

STATUS OF PLAN AND TRUST AGREEMENT

6.1    Unfunded Status of Plan.    The Plan constitutes a mere promise by the Plan Sponsor to pay benefits in accordance with the terms of the Plan, and, to the extent that any person acquires a right to receive benefits from the Plan Sponsor under this Plan, such right shall be no greater than any right of any unsecured general creditor of the Plan Sponsor. Subject to Section 6.2, nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed so as to create a trust of any kind, or a fiduciary relationship between the Plan Sponsor and any Participant, Beneficiary, or other person.

6.2    Shares to be Issued.    The aggregate number of shares of Common Stock that may be issued by the Plan Sponsor to satisfy the obligations under the Plan shall not exceed One Million (1,000,000) shares of Common Stock. The Common Stock may come from treasury shares, authorized but unissued shares, or previously issued shares that the Plan Sponsor reacquires, including shares it purchases on the open market.

6.3    Existence and Purposes of Trust Agreement.

(a)    Existence of Trust Agreement.    In accordance with Section 6.1, the Plan Sponsor may enter into a Trust Agreement with a trustee to hold a trust fund that may become the source of Plan benefits as provided in the Trust Agreement, and such trust fund may hold shares of Common Stock. In such event, the trustee would have such powers to hold, invest, reinvest, control, and disburse such trust fund as shall, at such time and from time to time, be set forth in the Trust Agreement or this Plan.

(b)    Integration of Trust Agreement.    The Trust Agreement shall be deemed to be a part of this Plan, and all rights of Participants and Beneficiaries of deceased Participants under this Plan shall be subject to the provisions of the Trust Agreement, if and as applicable.

(c)    Rights to Any Trust Fund Assets.    No Participant or Beneficiary of a deceased Participant, nor any other person, shall have any right to, or interest in, any assets of the trust fund maintained under the Trust Agreement upon termination of such Participant’s employment or otherwise, except as may be specifically provided from time to time in this Plan, the Trust Agreement, or both, and then only to the extent so specifically provided.

ARTICLE VII

PLAN AMENDMENT OR TERMINATION

7.1    Right to Amend.    The Plan Sponsor reserves the right to amend the Plan, by action duly taken by its Board of Directors, at any time and from time to time to any extent that the Plan Sponsor may deem advisable, and any such amendment shall take the form of an instrument in writing duly executed by one or more individuals duly authorized by the Board of Directors. Without limiting the generality of the foregoing, the Plan Sponsor specifically reserves the right to amend the Plan retroactively as may be deemed necessary. Notwithstanding the foregoing sentences, the Plan Sponsor shall not amend the Plan so as to change the method of calculating the Benefit Amount attributable to any Performance Shares in any Participant’s Performance Shares Account as of the date that such an amendment would otherwise be effective; so as to reduce the balance in the Deferral Account, Benefit Account, Option Shares Account, Rollover Account, or Distribution Account of any Participant as of such otherwise effective date; or so as to reduce the Vesting Percentage applicable to any Benefit Amount of any Participant that shall have been credited to the Participant’s Benefit Account (plus any earnings credited thereon) prior to such otherwise effective date (whether or not such Vesting Percentage shall have been determined pursuant to Section 3.4 as of such date), unless any such amendment shall be reasonably required to comply with applicable law or to preserve the tax treatment of benefits provided under the Plan or is consented to by the affected Participant.

7.2    Right to Terminate.    The Plan Sponsor reserves the right to terminate the Plan, by action duly taken by its Board of Directors, at any time as the Plan Sponsor may deem advisable. Upon termination of the Plan, (a) if the trust fund maintained under the Trust Agreement has not become the source for Plan benefits, the Plan Sponsor shall pay or provide for the payment of all liabilities with respect to Participants and Beneficiaries of deceased Participants by distributing amounts to and on behalf of such Participants and Beneficiaries; and (b) if the trust fund maintained under the Trust Agreement has become the source for Plan benefits, the Plan Sponsor shall direct the trustee thereof to pay to or provide for the payment of all reasonable administrative expenses of the Plan and trust fund, and thereafter the Plan Sponsor shall direct such trustee to use and apply the remaining assets of the trust fund to provide for liabilities thereof with respect to Participants and Beneficiaries of deceased Participants by continuing the trust fund and making provision under the Trust Agreement for the payment of such liabilities or by distributing amounts from the trust fund to and on behalf of such Participants and Beneficiaries; provided that, if, after payment or provision for payment of all reasonable administrative expenses of the Plan and trust fund maintained under the Trust Agreement and satisfaction of all liabilities of such trust fund with respect to Participants and Beneficiaries of deceased Participants, there shall be excess assets remaining, the trustee thereof shall pay such excess assets to the Plan Sponsor.

ARTICLE VIII

MISCELLANEOUS

8.1    No Guarantee of Employment.    Nothing contained in this Plan shall be construed as a contract of employment between any Employee and the Plan Sponsor or any Employer, as a right of any Employee to be continued in any employment position with, or the employment of, the Plan Sponsor or any Employer, or as a limitation of the right of the Plan Sponsor or any Employer to discharge any Employee.

8.2    Nonalienation of Benefits.    Any benefits or rights to benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability that is for alimony or other payments for the support of a Beneficiary or former Beneficiary, or for the support of any other relative, before payment thereof is received by the Participant, Beneficiary of a deceased Participant, or other person entitled to the benefit under the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable under this Plan shall be void; provided, however, that this Section shall not prohibit the Administrator from offsetting, pursuant to Section 8.3 of this Plan, any payments due to a Participant, the Beneficiary of a deceased Participant, or any other person who may be entitled to receive a benefit under this Plan.

8.3    Offset of Benefits.    Notwithstanding anything in this Plan to the contrary, in the event that a Participant or the Beneficiary of a deceased Participant owes any amount to the Plan, the Plan Sponsor, or any other Employer, whether as a result of an overpayment or otherwise, the Administrator may, in his or her discretion, offset the amount owed or any percentage thereof in any manner against any payments due from the Plan to the Participant or Beneficiary.

8.4    Taxes.    Neither the Plan Sponsor nor any Employer represents or guarantees that any particular federal, state, or local income, payroll, personal property or other tax consequence will result from participation in this Plan or payment of benefits under this Plan. Notwithstanding anything in this Plan to the contrary, the Administrator may, in his or her sole discretion, deduct and withhold applicable taxes from any payment of benefits under this Plan. The Administrator also may permit such obligations to be satisfied by the transfer to the Plan Sponsor or any Employer of cash, shares of Common Stock, or other property.

8.5    Timing of Distributions.    The provisions of this Section 8.5 shall apply notwithstanding any provisions of the Plan to the contrary. The timing of all distributions under the Plan is subject to the Plan Sponsor’s and any Employer’s deduction limitations under Code Section 162(m). Distributions instituted during a period during which the Plan Sponsor prevents trading in Common Stock (a “blackout period”) will not be effective until the first business day following the end of the blackout period. The Administrator also may, in his or her sole discretion, postpone any distribution to comply with applicable law or internal policies of the Plan Sponsor.

8.6    Not Compensation Under Other Benefit Plans.    No amounts in a Participant’s Benefit Account or Deferral Account shall be deemed to be salary or compensation for purposes of the 401(k) Plan or any other employee benefit plan of the Plan Sponsor or any Employer except as and to the extent otherwise specifically provided in any such plan.

8.7    Merger or Consolidation of Plan Sponsor.    If the Plan Sponsor is merged or consolidated with another organization, or another organization acquires all or substantially all of the Plan Sponsor’s assets, such organization may become the “Plan Sponsor” hereunder by action of its board of directors and by action of the board of directors of the Plan Sponsor if still existent. Such change in plan sponsors shall not be deemed to be a termination of this Plan.

8.8    Savings Clause.    If any term, covenant, or condition of this Plan, or the application thereof to any person or circumstance, shall to any extent be held to be invalid or unenforceable, the remainder of this Plan, or the application of any such term, covenant, or condition to persons or circumstances other than those as to which it has been held to be invalid or unenforceable, shall not be affected thereby, and, except to the extent of any such invalidity or unenforceability, this Plan and each term, covenant, and condition hereof shall be valid and shall be enforced to the fullest extent permitted by law.

8.9    Governing Law.    This Plan shall be construed, regulated and administered under the laws of the District of Columbia to the extent not pre-empted by ERISA or any other federal law.

8.10    Construction.    As used in this Plan, the masculine and feminine gender shall be deemed to include the neuter gender, as appropriate, and the singular or plural number shall be deemed to include the other, as appropriate, unless the context clearly indicates to the contrary.

8.11    Headings No Part of Agreement.    Headings of articles, sections and subsections of this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction of the Plan.

IN WITNESS WHEREOF, the Plan Sponsor has executed this Plan, this             day of             , 2003.

ATTEST:			PLAN SPONSOR DANAHER CORPORATION

By:			By:

	Name:			Name:
		Duly Authorized Officer			Duly Authorized Officer

DANAHER CORPORATION & SUBSIDIARIES

EXECUTIVE DEFERRED INCENTIVE PROGRAM

APPENDIX A

APPLICABLE PERCENTAGE

I.	EFFECTIVE PRIOR TO JANUARY 1, 2004:

TARGET COMPENSATION	AGE OF PARTICIPANT
	Under 40	40 and Over
Less than $150,000	3.5%	4.5%

Greater than or equal to $150,000	5.5%	6.5%

II. EFFECTIVE ON AND AFTER JANUARY 1, 2004:

YEARS OF PARTICIPATION		APPLICABLE PERCENTAGE
0-10		6%
11-15		8%
Greater than 15		10%

A-1

DANAHER CORPORATION & SUBSIDIARIES

EXECUTIVE DEFERRED INCENTIVE PROGRAM

APPENDIX B

PRESENT VALUE FACTORS

PV Factor 1+2+3	2.6
PV Factor 1+2	1.8
PV Factor 1.9

I.	EFFECTIVE PRIOR TO JANUARY 1, 2004:

MONTHS FACTOR
Months Factor	PV Factor O
12.9
11.8
10.8
9.8
8.8
7.9
6	1.0
5	1.0
4	1.0
3	1.0
2	1.0
1	1.0

II.	EFFECTIVE AFTER JANUARY 1, 2004:

MONTHS FACTOR
Eligibility Date	Prorata Factor
January 1st	1.00
February 1st	0.92
March 1st	0.83
April 1st	0.75
May 1st	0.67
June 1st	0.50
July 1st	0.50
August 1st	0.42
September 1st	0.33
October 1st	0.25
November 1st	0.17
December 1st	0.08

B-1

ANNEX B

Compensation Committee of the Board of Directors of

Danaher Corporation

At a meeting attended by all of its members on December 3, 2002, at the offices of Danaher Corporation, the Committee adopted the following resolutions by unanimous votes:

RESOLVED, that the Committee authorizes a maximum bonus payable to each corporate officer, for his or her services in each of the years 2003-2007, not to exceed the amount determined under the following formula: base salary times the Performance Percentage times 300% for the President, 150% for the Executive Vice Presidents, and 100% for all other Vice Presidents, but in no event more than $5,000,000 for any individual in any year. For this purpose, the Performance Percentage shall be 90% plus or minus “X” times the higher of the current year’s or the post-2002 cumulative percentage increase or decrease in diluted earnings per share (excluding material items deemed by the Committee to be extraordinary or non-recurring), where X=4 for increases and X=2 for decreases; but the Performance Percentage shall be zero if diluted earnings per share (excluding extraordinary or non-recurring items) declines by more than 15% in any year. The Committee will approve specific bonus payments, consistent with the limitations described above, after each year’s earnings have been released. However, the payment of 2003-2007 bonuses on these performance goals shall be conditioned upon and subject to approval by the Company’s shareholders at their 2003 annual meeting.

RESOLVED, that the stock options listed on the attached Schedule A are hereby granted.

RESOLVED, that the base salaries of the Company’s three Executive Vice Presidents are hereby increased as follows, effective January 1, 2003:

Patrick W. Allender	from $390,000	to	$450,000
Philip W. Knisely	from $405,000	to	$500,000
Steven E. Simms	from $420,000	to	$500,000

/s/ MORTIMER M. CAPLIN	/s/ A. EMMET STEPHENSON, JR.
Mortimer M. Caplin	A. Emmet Stephenson, Jr.

/s/ DONALD J. EHRLICH	/s/ ALAN G. SPOON
Donald J. Ehrlich, Chairman	Alan G. Spoon

ANNEX C

DANAHER CORPORATION

SHARE AWARD AGREEMENT

Agreement, dated as of March 26, 2003, between DANAHER CORPORATION, a Delaware Corporation (the “Company”), and H. LAWRENCE CULP, JR. (the “Executive”).

WHEREAS, the Executive is employed by the Company in accordance with an employment agreement entered into by and between the Company and the Executive dated as of July 18, 2000 and executed on October 13, 2000, as it may be amended from time to time (the “Employment Agreement”); and

WHEREAS, the Compensation and Organization Committee of the Board of Directors of the Company (the “Committee”), has determined to provide to the Executive a performance based award intended to retain the Executive in the employ of the Company and to reward the Executive based upon the Company’s performance, and therefore to grant to the Executive an award entitling him to receive on January 2, 2010, subject to the terms and conditions of this Agreement, shares of the common stock of the Company, par value $.01 per share (“Common Stock”); and

WHEREAS, the Committee has authorized the officer whose signature appears below to execute this Agreement on behalf of the Company.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

1.     Grant of the Award.

Subject to the terms and conditions set forth in this Agreement, the Executive is hereby granted the right to receive 388,600 shares of Common Stock on January 2, 2010, or on such earlier date specified in Section 2(c) and (d) hereof (the “Award”), pursuant to the terms and conditions described below.

2.    Conditions.

(a)    Retention and Performance.    On January 2, 2010, the Company shall deliver to the Executive 388,600 shares of Common Stock, which meet the requirements of Section 3 hereof, in satisfaction of the Award, provided that: (i) the Executive remains Danaher’s Chief Executive Officer on December 1, 2009, (ii) the “Performance Objective” (as such term is defined in Section 2(b) hereof ) has been attained on or prior to December 1, 2009 and (ii) the Committee has certified that the Performance Objective has been attained (and the Committee will issue such certification promptly following the attainment of the Performance Objective).

(b)    Performance Objective.    For purposes of this Agreement, “Performance Objective” shall mean the Company’s completion of four (4) consecutive calendar quarters, commencing after March 31, 2003, in which the total diluted earnings per share of Common Stock (“EPS”) exceeds the EPS for the four calendar quarters ending March 31, 2003 (the “Base EPS”) by a minimum of 10% (measured by dividing such excess by the Base EPS), excluding from EPS for this purpose amounts that are required under generally accepted accounting principles to be reported separately as extraordinary or non-recurring items, and further excluding the impact of changes in methods of accounting after March 31, 2003 and amounts related to discontinued operations of the Company.

(c)    Change of Control.    Notwithstanding Section 2(a) hereof and whether or not the Performance Objective has been attained, if there is a “Change of Control” (as such term is defined in the Employment Agreement) prior to December 1, 2009, the Company shall deliver to the Executive 388,600 shares of Common Stock, which meet the requirement of Section 3 hereof, in satisfaction of the Award. Such shares shall be delivered to the Executive no later than the consummation of the Change of Control; provided that such shares shall be so delivered in a manner and at a time so as to permit the Executive to participate in the Change of Control transaction in respect of such shares on a basis equivalent to that of other holders of Common Stock.

(d)    Death and Disability.    Notwithstanding Section 2(a) hereof, in the event of the Executive’s death or termination of employment on account of “Disability” (as such term is defined in the Employment Agreement) prior to December 1, 2009, the Company shall, whether or not the Performance Objective has been satisfied as of such event, deliver within five (5) days following such event, to the Executive or his estate, as applicable, a number of shares of Common Stock which meet the requirements of Section 3 hereof, equal to the product of (i) 64,766 and (ii) the number of whole years elapsed between March 26, 2003 and the date of such event. The delivery of such shares of Common Stock shall be deemed in full satisfaction of the Award.

(e)    Forfeiture.    The Award shall be forfeited without further obligation on the part of the Company if, prior to a Change of Control: (i) the Executive’s employment with the Company terminates prior to December 1, 2009 for any reason other than his death or Disability or (ii) the Performance Objective has not been attained prior to December 1, 2009.

3.    Delivery of Common Stock.

All shares of Common Stock delivered to the Executive hereunder in satisfaction of the Award shall be: (i) properly registered for sale pursuant to the Securities Act of 1933, (ii) listed or admitted for trading on the primary national securities exchange on which the Common Stock is trading at the time of delivery, if any, and (iii) otherwise readily and freely tradable. Notwithstanding the foregoing, the Company shall not be required to register such shares of Common Stock to the extent (A) there is no prohibition to the free transferability of such shares by the Executive under any applicable state securities laws and (B) either (I) the resale provisions of Rule 144(k) (or any successor provision) are available to the Executive with respect to such shares, or (II) such shares are otherwise freely transferable by the Executive under the federal securities laws.

4.    Adjustment.

In the event of any recapitalization, reorganization, merger, consolidation, combination, exchange of securities, stock split, spin-off, split-up, liquidation, dissolution or other comparable transaction or event involving the Company or any distribution in respect of the Common Stock other than an ordinary course cash dividend, the shares of Common Stock subject to this Award shall be adjusted by the Committee to the extent appropriate to avoid dilution or enlargement of the economic opportunity and value represented by the Award.

5.    Withholding.

Unless the Executive otherwise advises the Company in writing prior to the delivery of shares Common Stock in satisfaction of the Award, the Company shall withhold from the delivery of such shares a number of shares of Common Stock equal in value to the Company’s minimum income and employment tax withholding obligations in respect of such delivery. If the Executive advises the Company not to withhold shares as described in the preceding sentence, he shall make other arrangements with the Company for the satisfaction of any applicable income and employment tax withholding requirements.

6.    Rights as Shareholder.

Prior to the delivery of the shares of Common Stock pursuant to this Agreement, the Executive shall not be deemed for any purpose, including without limitation with respect to voting rights, to be the owner of any shares of Common Stock subject to the Award.

7.    Amendment.

The Board of Directors of the Company or the Committee may amend, suspend or terminate the Award at any time without the approval of the shareholders of the Company, except that (i) amendments for which shareholder approval would be required to comply with the rules of the New York Stock Exchange or the performance based compensation exception of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), will require such approval and (ii) any amendment, suspension or termination of the Award which has any adverse effect whatsoever on the Executive will require the Executive’s prior written consent.

8.    Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of law thereof, or the principals of conflicts of laws of any other jurisdiction which could cause the application of laws of any jurisdiction other than the State of Delaware.

9.    Signature in Counterparts.

The Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

10.    Shareholder Approval.

Notwithstanding anything in this Agreement to the contrary, the effectiveness of the Award is conditioned on approval of the Award by the shareholders of the Company in a manner intended to comply with the requirements of the performance based compensation exception of Section 162(m) of the Code and the Treasury Regulations promulgated there under. The Company agrees to seek such approval at each annual meeting of shareholders which occurs following the date hereof until such approval is obtained.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

DANAHER CORPORATION

By:

Title:

H. Lawrence Culp, Jr.

                               DANAHER CORPORATION
                                 PROXY FOR 2003
                   ANNUAL MEETING OF SHAREHOLDERS--MAY 6, 2003
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               DANAHER CORPORATION

         The undersigned acknowledges receipt of the Proxy Statement and Notice, dated March 31, 2003,of the Annual Meeting of Shareholders and hereby appoints
Steven M. Rales and Mitchell P. Rales, and each of them, with full power of substitution, the attorneys, agents and proxies of the undersigned, to act for and in the name of the undersigned and to vote all the shares of Common Stock of the undersigned which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Danaher Corporation (the "Company ") to be held May 6, 2003, and at any adjournment or adjournments thereof, for the following matters:

Proxies will be voted in the manner directed herein by the undersigned. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES
LISTED UNDER PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4, and 5, "AGAINST" PROPOSAL 6
AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

1.   Election of directors

     Nominee Messrs. Mortimer M. Caplin, Donald J. Ehrlich, and Walter G. Lohr,
Jr. to serve as directors with a term expiring in 2006.

--------------------------- ------------------------------ --------------------------------------------------
     FOR all Nominees        WITHHOLD AUTHORITY for all     To withhold authority to vote for an individual
                                      Nominees              Nominee, write that Nominee's name on the line
                                                                                 below
--------------------------- ------------------------------ --------------------------------------------------

           [_]                           [_]                            __________________________

--------------------------- ------------------------------ --------------------------------------------------

2.   To ratify the selection of Ernst & Young LLP as the Company's independent accountant for the year ending December 31, 2003.

        [_]  For [_]  Against     [_]  Abstain

3.   To approve the Amended and Restated Danaher Corporation & Subsidiaries
     Executive Deferred Incentive Program.

        [_]  For [_]  Against     [_]  Abstain

4.   To approve the material terms of the performance goals for incentive compensation to the Company's executive officers.

        [_]  For [_]  Against     [_]  Abstain

5.   To approve an award of performance shares to the Company's President and
     Chief Executive Officer.

        [_]  For [_]  Against     [_]  Abstain

6.   To act upon a shareholder proposal regarding board diversity.

        [_]  For [_]  Against     [_]  Abstain

7.   IN THEIR DISCRETION on any other matter which may properly come before the meeting, inlcuindg any postponement or adjournment thereof.

Dated:________________________, 2003

------------------------------------------------

-------------------------------------------------
Signature of Shareholder(s)

Please sign, date and promptly return this proxy in the enclosed envelope. No postage is required if mailed in the United States. Please sign exactly as your name appears in the space on the left. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy must be signed by a duly authorized officer, and his title should appear next to his signature.

PLEASE MARK YOUR CHOICE LIKE THIS [_] IN BLUE OR BLACK INK